                                                                    EXHIBIT 99.1


Debtor:  IMAGYN MEDICAL TECHNOLOGIES, INC.                    ACCRUAL BASIS - 1
Case Number:      99-01141PJW THRU 99-01146PJW


                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                       FOR THE MONTH ENDING JULY 31, 1999

-----------------------------------------------------------------------------------------------------

Required Attachments:                                 Document         Previously         Explanation
                                                      Attached          Submitted           Attached
1.   Tax Receipts                                       (X)                ( )                ( )

2.   Bank Statements                                    (X)                ( )                ( )

3.   Most recently filed
     Income Tax Return                                  ( )                (X)                ( )

4.   Most recent Annual Financial                       ( )                (X)                ( )
     Statements prepared by Accountant

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:


/S/ Michael Montevideo                       Sr. Vice President and CFO
---------------------------------------      ----------------------------------
Signature of Responsible Party               Title


Michael Montevideo                           August 30, 1999
---------------------------------------      ----------------------------------
Printed Name of Responsible Party            Date


PREPARER:


/s/ Joseph Artino                            Vice President - Finance
---------------------------------------      ----------------------------------
Signature of Preparer                        Title


Joseph Artino                                August 30, 1999
---------------------------------------      ----------------------------------
Printed Name of Preparer                     Date



ALL CHAPTER 11 DEBTORS MUST FILE THIS REPORT WITH THE COURT AND SERVE A COPY ON THE UNITED STATES TRUSTEE NO LATER THAN THE 15TH DAY OF THE MONTH FOLLOWING THE END OF THE MONTH COVERED BY THE REPORT.

Debtor:        IMAGYN MEDICAL TECHNOLOGIES, INC.               ACCRUAL BASIS - 2
Case Number:   99-01141PJW THRU 99-01146PJW                      Third Quarter



                                         (UNAUDITED, DOLLARS IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------------
ASSETS                                                       MONTH               MONTH                MONTH
                                                         July 31, 1999      August 31, 1999    September 30, 1999
-----------------------------------------------------------------------------------------------------------------
1.     Cash                                                $   1,106           $                   $
2.     Accounts Receivable (Net)                               6,598
3.     Inventory, net (lower of cost or market)               10,026
4.     Note Receivable                                         1,873
5.     Prepaid Expenses and Raw Material Deposits              3,636
6.     Other (Attach List)
7.     Total Current Assets                                $  23,239           $                   $
8.     Property, Plant & Equipment                            31,075
9.     Less: Accumulated Depreciation/Depletion              (15,217)
10.    Net Property, Plant & Equipment                        15,858
11.    Due from Affiliates & Insiders                          2,386
12.    Intangibles (Attach List)                              48,482
13.    Other (Attach List)                                     7,852
14.    Total Assets                                        $  97,817           $                   $
-----------------------------------------------------------------------------------------------------------------
POST-PETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------
15.    Accounts Payable                                    $   2,458           $                   $
16.    Taxes Payable
17.    Notes payable
18.    Professional Fees
19.    Secured Debt                                            5,184
20.    Due to Affiliates & Insiders
21.    Other (Attach List)                                     1,296
22.    Total Post-petition Liabilities                     $   8,938           $                   $
-----------------------------------------------------------------------------------------------------------------
PRE-PETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------
23.    Secured Debt                                        $  55,182           $                   $
24.    Priority Debt                                           1,319
25.    Unsecured Debt                                        193,087
26.    Other (Attach List)
27.    Total Pre-petition Liabilities                      $ 249,588           $                   $
28.    Total Liabilities                                   $ 258,526           $                   $
-----------------------------------------------------------------------------------------------------------------
EQUITY
-----------------------------------------------------------------------------------------------------------------
29.    Owner's Pre-petition Equity                          (153,713)
30.    Post-petition Cumulative Profit or (Loss)              (6,996)
31.    Total Equity (Deficit)                               (160,709)
32.    Total Liabilities & Owners' Equity                  $  97,817           $                   $

(1) Debtor:   IMAGYN MEDICAL TECHNOLOGIES, INC.               ACCRUAL BASIS - 3
Case Number:  99-01141PJW THRU 99-01146PJW                      Third Quarter




                                         (UNAUDITED, DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------------------------------
REVENUES                                              MONTH             MONTH               MONTH
                                                  July 31, 1999    August 31, 1999    September 30, 1999
--------------------------------------------------------------------------------------------------------
1.      Gross Revenue                                $ 2,994           $                   $
2.      Less: Returns & Discounts
3.      Net Revenue                                  $ 2,994           $
--------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
--------------------------------------------------------------------------------------------------------
4.      Beginning Inventory
5.      Add: Purchases
6.      Less: Ending Inventory
7.      Cost of Goods Sold                           $ 2,285           $                   $
8.      Gross Profit                                 $   709           $                   $
--------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------
9.      Officer/Insider Compensation                                   $                   $
10.     Direct Labor/Salaries
11.     Payroll Taxes
12.     Rent & Lease Expense
13.     Insurance
14.     Depreciation/Depletion/Amortization              238
15.     General & Administrative                       2,390
16.     Other (Attach List)
17.     Total Operating Expenses                     $ 2,628           $                   $
18.     Operating Income                             $(1,919)          $                   $
--------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
--------------------------------------------------------------------------------------------------------
19.     Other Income (Attach List)
20.     Other Expenses (Interest Expense)                853
21.     Interest Income                                   10
22.     Other (Attach List) License Fee
23.     Net Other Income & Expenses                  $   843           $                   $
--------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------------
24.     Professional Fees                            $    14           $                   $
25.     U.S. Trustee Fees                                 14
26.     Other (Attach List)                               23
27.     Total Reorganization Expenses                $                 $                   $
28.     Income Tax
29.     NET PROFIT (LOSS)                            $(2,813)          $                   $

Debtor:       IMAGYN MEDICAL TECHNOLOGIES, INC.      ACCRUAL BASIS - 4
Case Number:  99-01141PJW THRU 99-01146PJW           Bank:  Wells Fargo
                                                     Account No.: 4759-011166
                                                     Page 1 of 17
                                                     Account Type:  Zero Balance
                                                     Disbursement - Corporate



--------------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                       MONTH                  MONTH                  MONTH
DISBURSEMENTS                                                       July 31, 1999         August 31, 1999     September 30, 1999
--------------------------------------------------------------------------------------------------------------------------------
1.     Cash - Beginning of Month                                     (147,232.16)
--------------------------------------------------------------------------------------------------------------------------------
                                                             RECEIPTS
--------------------------------------------------------------------------------------------------------------------------------
2.     Cash Sales
3.     Collection of Accounts Receivable
4.     Loans and Advances (Attach List)
5.     Sales of Assets
6.     Other (Attach List)                                           1,019,518.67
7.     Total Receipts                                                1,019,518.67
--------------------------------------------------------------------------------------------------------------------------------
                                                       CURRENT MONTH DISBURSEMENTS
--------------------------------------------------------------------------------------------------------------------------------
CHECK
NUMBER                               DATE                     PAYEE                   PURPOSE               AMOUNT
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                     SEE ATTACHED                                       $ 1,215,704.95
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                Total Bank Account Disbursements                                                        $ 1,215,704.95
                End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                           $  (343,418.44)
--------------------------------------------------------------------------------------------------------------------------------

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor:       IMAGYN MEDICAL TECHNOLOGIES, INC.         ACCRUAL BASIS - 4
Case Number:  99-01141PJW THRU 99-01146PJW              Bank:  Old Kent
                                                        Account No.: 1319982
                                                        Page 2 of 17
                                                        Account Type:
                                                        Disbursement - Surgical



--------------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                       MONTH                  MONTH                  MONTH
DISBURSEMENTS                                                       July 31, 1999         August 31, 1999     September 30, 1999
--------------------------------------------------------------------------------------------------------------------------------
1.     Cash - Beginning of Month                                     (473,974.25)
--------------------------------------------------------------------------------------------------------------------------------
                                                             RECEIPTS
--------------------------------------------------------------------------------------------------------------------------------
2.     Cash Sales
3.     Collection of Accounts Receivable
4.     Loans and Advances (Attach List)
5.     Sales of Assets
6.     Other (Attach List) Transfers                                 1,932,500.00
7.     Total Receipts                                                1,932,500.00
8.     Total Cash Available                                          1,458,525.75
--------------------------------------------------------------------------------------------------------------------------------
                                                       CURRENT MONTH DISBURSEMENTS
--------------------------------------------------------------------------------------------------------------------------------
CHECK
NUMBER                               DATE                     PAYEE                   PURPOSE               AMOUNT
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                     SEE ATTACHED                                        $         2,126,261.55
--------------------------------------------------------------------------------------------------------------------------------
                                                     Analysis fees                                                       762.68
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                Total Bank Account Disbursements                                                          $  2,127,024.23
                End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                             $   (668,498.48)
--------------------------------------------------------------------------------------------------------------------------------

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor:      IMAGYN MEDICAL TECHNOLOGIES, INC.      ACCRUAL BASIS - 4
Case Number: 99-01141PJW THRU 99-01146PJW           Bank:  Wells Fargo
                                                    Account No.: 4759-011299
                                                    Page 3 of 17
                                                    Account Type:  Zero Balance
                                                    Disbursement - Urology



--------------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                       MONTH                  MONTH                  MONTH
DISBURSEMENTS                                                       July 31, 1999         August 31, 1999     September 30, 1999
--------------------------------------------------------------------------------------------------------------------------------
1.     Cash - Beginning of Month                                       (20,300.56)
--------------------------------------------------------------------------------------------------------------------------------
                                                             RECEIPTS
--------------------------------------------------------------------------------------------------------------------------------
2.     Cash Sales                                                               0
3.     Collection of Accounts Receivable                                        0
4.     Loans and Advances (Attach List)                                         0
5.     Sales of Assets                                                          0
6.     Other (Attach List) Corp. transfer                               67,071.23
7.     Total Receipts                                                   67,071.23
8.     Total Cash Available                                             46,770.67
--------------------------------------------------------------------------------------------------------------------------------
                                                       CURRENT MONTH DISBURSEMENTS
--------------------------------------------------------------------------------------------------------------------------------
CHECK
NUMBER                               DATE                     PAYEE                   PURPOSE               AMOUNT
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                     SEE ATTACHED             Check Register            $  61,403.31
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                Total Bank Account Disbursements                                                        $  61,403.31
                End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                             (14,632.64)
--------------------------------------------------------------------------------------------------------------------------------

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor:       IMAGYN MEDICAL TECHNOLOGIES, INC.    ACCRUAL BASIS - 4
Case Number:  99-01141PJW THRU 99-01146PJW         Bank:  U. S. Bank
                                                   Account No.: 152100007367
                                                   Page 4 of 17
                                                   Account Type:  Disbursement -
                                                                  Med/Surge



--------------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                       MONTH                  MONTH                  MONTH
DISBURSEMENTS                                                       July 31, 1999         August 31, 1999     September 30, 1999
--------------------------------------------------------------------------------------------------------------------------------
1.     Cash - Beginning of Month                                       (1,732.41)
--------------------------------------------------------------------------------------------------------------------------------
                                                             RECEIPTS
--------------------------------------------------------------------------------------------------------------------------------
2.     Cash Sales                                                               0
3.     Collection of Accounts Receivable                                        0
4.     Loans and Advances (Attach List)                                         0
5.     Sales of Assets                                                          0
6.     Other (Attach List) Corp. transfer                              229,500.00
7.     Total Receipts                                                  229,500.00
8.     Total Cash Available                                            227,767.59
--------------------------------------------------------------------------------------------------------------------------------
                                                       CURRENT MONTH DISBURSEMENTS
--------------------------------------------------------------------------------------------------------------------------------
CHECK
NUMBER                               DATE                     PAYEE                   PURPOSE                 AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
                                                                              Checks from register        $  228,682.59
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                              Void ck - cycles                (1,750.00)
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                Total Bank Account Disbursements                                                          $  226,932.59
                End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                             $      835.00
--------------------------------------------------------------------------------------------------------------------------------

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor:       IMAGYN MEDICAL TECHNOLOGIES, INC.     ACCRUAL BASIS - 4
Case Number:  99-01141PJW THRU 99-01146PJW          Bank:  Silicon Valley
                                                    Account No.: 600247170
                                                    Page 5 of 17
                                                    Account Type: Disbursement -
                                                                  Corporate



--------------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                       MONTH                  MONTH                  MONTH
DISBURSEMENTS                                                       July 31, 1999         August 31, 1999     September 30, 1999
--------------------------------------------------------------------------------------------------------------------------------
1.     Cash - Beginning of Month                                         700.06
--------------------------------------------------------------------------------------------------------------------------------
                                                          RECEIPTS
--------------------------------------------------------------------------------------------------------------------------------
2.     Cash Sales
3.     Collection of Accounts Receivable
4.     Loans and Advances (Attach List)
5.     Sales of Assets
6.     Other (Attach List)
7.     Total Receipts                                                         0
8.     Total Cash Available                                              700.06
--------------------------------------------------------------------------------------------------------------------------------
                                                       CURRENT MONTH DISBURSEMENTS
--------------------------------------------------------------------------------------------------------------------------------
CHECK
NUMBER                          DATE            PAYEE               PURPOSE                                          AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
           N/A              07/26/99     Silicon Valley Bank    Analysis charge                                    $   70.00
--------------------------------------------------------------------------------------------------------------------------------
           N/A              07/31/99     Silicon Valley Bank    Analysis charge                                        35.00
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                Total Bank Account Disbursements                                                                   $  105.00
                End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                                      $  595.06
--------------------------------------------------------------------------------------------------------------------------------

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor:  IMAGYN MEDICAL TECHNOLOGIES, INC.            ACCRUAL BASIS - 4
Case Number:      99-01141PJW THRU 99-01146PJW        Bank:  First Union
                                                      Account No.: 2080000366487
                                                      Page 6 of 17
                                                      Account Type:  Lockbox -
                                                                     Urology



--------------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                       MONTH                  MONTH                  MONTH
DISBURSEMENTS                                                       July 31, 1999         August 31, 1999     September 30, 1999
--------------------------------------------------------------------------------------------------------------------------------
1.     Cash - Beginning of Month                                          (432.32)
--------------------------------------------------------------------------------------------------------------------------------
                                                             RECEIPTS
--------------------------------------------------------------------------------------------------------------------------------
2.     Cash Sales                                                               0
3.     Collection of Accounts Receivable                                 5,891.12
4.     Loans and Advances (Attach List)                                  1,082.46
5.     Sales of Assets                                                          0
6.     Other (Attach List)                                                      0
7.     Total Receipts                                                    6,973.58
8.     Total Cash Available                                              6,541.26
--------------------------------------------------------------------------------------------------------------------------------
                                                       CURRENT MONTH DISBURSEMENTS
--------------------------------------------------------------------------------------------------------------------------------
CHECK
NUMBER                          DATE            PAYEE               PURPOSE                                          AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Wires to BT Comm.
Corp.                                       BT Comml. Corp.       Paydown of revolving credit                      $  7,007.75
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Auto debit                  7/13/99         First Union           Comml. service charge                                455.23
Auto debit                  7/2/99          First Union           NSF charge                                            28.00
Auto debit                  7/20/99         First Union           OD charge                                             20.00
Auto debit                  7/30/99         First Union           OD charge                                             20.00
Auto debit                  7/20/99         Amex                  Merchant fee                                           2.82
Auto debit                  7/20/99         Nova                  Bankcard charge                                      174.23
Auto debit                                  Nova                  CC OD charge                                          20.00
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                Total Bank Account Disbursements                                                                   $  7,728.03
                End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                                      $ (1,186.77)
--------------------------------------------------------------------------------------------------------------------------------


COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor:  IMAGYN MEDICAL TECHNOLOGIES, INC.              ACCRUAL BASIS - 4
Case Number:      99-01141PJW THRU 99-01146PJW          Bank:  Old Kent Bank
                                                        Account No.: 1528641
                                                        Page 7 of 17
                                                        Account Type:  Lockbox -
                                                                       Surgical



--------------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                       MONTH                  MONTH                  MONTH
DISBURSEMENTS                                                       July 31, 1999         August 31, 1999     September 30, 1999
--------------------------------------------------------------------------------------------------------------------------------
1.     Cash - Beginning of Month                                         1,200.00
--------------------------------------------------------------------------------------------------------------------------------
                                                             RECEIPTS
--------------------------------------------------------------------------------------------------------------------------------
2.     Cash Sales
3.     Collection of Accounts Receivable                               363,717.15
4.     Loans and Advances (Attach List)
5.     Sales of Assets
6.     Other (Attach List)
7.     Total Receipts                                                  363,717.15
8.     Total Cash Available                                            364,917.15
--------------------------------------------------------------------------------------------------------------------------------
                                                       CURRENT MONTH DISBURSEMENTS
--------------------------------------------------------------------------------------------------------------------------------
CHECK
NUMBER                          DATE            PAYEE               PURPOSE                                          AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
                                            BT Commercial         Paydown of revolving line of credit             $ 308,936.84
                                            Corporation
--------------------------------------------------------------------------------------------------------------------------------

                                            OKB                   MC/Visa fees                                        1,984.49
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                Total Bank Account Disbursements                                                                  $ 310,921.33
                End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                                     $  53,995.82
--------------------------------------------------------------------------------------------------------------------------------


COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor:       IMAGYN MEDICAL TECHNOLOGIES, INC     ACCRUAL BASIS - 4
Case Number:  99-01141PJW THRU 99-01146PJW         Bank:  U.S. Bank
                                                   Account No.: 192232073325
                                                   Page 8 of 17
                                                   Account Type:  Dep. Lockbox -
                                                                  Med/Surge



--------------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                       MONTH                  MONTH                  MONTH
DISBURSEMENTS                                                       July 31, 1999         August 31, 1999     September 30, 1999
--------------------------------------------------------------------------------------------------------------------------------
1.     Cash - Beginning of Month                                         9,996.66
--------------------------------------------------------------------------------------------------------------------------------
                                                             RECEIPTS
--------------------------------------------------------------------------------------------------------------------------------
2.     Cash Sales                                                               0
3.     Collection of Accounts Receivable                                27,675.37
4.     Loans and Advances (Attach List)                                         0
5.     Sales of Assets                                                          0
6.     Other (Attach List)                                              10,218.00
7.     Total Receipts                                                   37,893.37
8.     Total Cash Available                                             47,890.03
--------------------------------------------------------------------------------------------------------------------------------
                                                       CURRENT MONTH DISBURSEMENTS
--------------------------------------------------------------------------------------------------------------------------------
CHECK
NUMBER                          DATE            PAYEE               PURPOSE                                          AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Wires to BT Comml.
Corp.                                       BT Comml. Corp.       Paydown of revolving credit                      $  45,762.03
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Auto debit                  7/20/99         U.S. Bank             Comml. Service charge                                  609.41
Auto debit                  7/21/99         U.S. Bank             OD charge                                               22.00
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                  Returned check                                       2,669.10
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                Total Bank Account Disbursements                                                                   $  49,062.54
                End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                                      $ (1,172.51)
--------------------------------------------------------------------------------------------------------------------------------

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor:  IMAGYN MEDICAL TECHNOLOGIES, INC.          ACCRUAL BASIS - 4
Case Number:      99-01141PJW THRU 99-01146PJW      Bank:  LaSalle National bank
                                                    Account No.: 5800130725
                                                    Page 9 of 17
                                                    Account Type:  Lockbox -
                                                                   Urology



--------------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                       MONTH                  MONTH                  MONTH
DISBURSEMENTS                                                       July 31, 1999         August 31, 1999     September 30, 1999
--------------------------------------------------------------------------------------------------------------------------------
1.     Cash - Beginning of Month                                         (214.80)
--------------------------------------------------------------------------------------------------------------------------------
                                                             RECEIPTS
--------------------------------------------------------------------------------------------------------------------------------
2.     Cash Sales                                                               0
3.     Collection of Accounts Receivable                                        0
4.     Loans and Advances (Attach List) Timm medical                     1,088.07
       receipts
5.     Sales of Assets                                                          0
6.     Other (Attach List) Corp. transfer                                  255.54
7.     Total Receipts                                                    1,343.61
8.     Total Cash Available                                              1,128.81
--------------------------------------------------------------------------------------------------------------------------------
                                                       CURRENT MONTH DISBURSEMENTS
--------------------------------------------------------------------------------------------------------------------------------
CHECK
NUMBER                          DATE            PAYEE               PURPOSE                                          AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Wires to BT Comml.
--------------------------------------------------------------------------------------------------------------------------------
Corp.                                       BT Comml. Corp.       Paydown of revolving credit             $           1,110.07
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Auto debit                     7/13/99      LaSalle               Comml. Service charge                            $    233.54
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                Total Bank Account Disbursements                                                                   $  1,343.61
                End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                                      $  (214.80)
--------------------------------------------------------------------------------------------------------------------------------

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor:       IMAGYN MEDICAL TECHNOLOGIES, INC.     ACCRUAL BASIS - 4
Case Number:  99-01141PJW THRU 99-01146PJW          Bank:  LaSalle National Bank
                                                    Account No.: 5800130717
                                                    Page 10 of 17
                                                    Account Type:  Lockbox -
                                                                   Surgical



--------------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                       MONTH                  MONTH                  MONTH
DISBURSEMENTS                                                       July 31, 1999         August 31, 1999     September 30, 1999
--------------------------------------------------------------------------------------------------------------------------------
1.     Cash - Beginning of Month                                          73,873.46
--------------------------------------------------------------------------------------------------------------------------------
                                                               RECEIPTS
--------------------------------------------------------------------------------------------------------------------------------
2.     Cash Sales
3.     Collection of Accounts Receivable                               1,330,781.63
4.     Loans and Advances (Attach List)
5.     Sales of Assets
6.     Other (Attach List)
7.     Total Receipts                                                  1,330,781.63
8.     Total Cash Available                                            1,404,655.09
--------------------------------------------------------------------------------------------------------------------------------
                                                       CURRENT MONTH DISBURSEMENTS
--------------------------------------------------------------------------------------------------------------------------------
CHECK
NUMBER                          DATE            PAYEE               PURPOSE                                          AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
                                            BT Comml. Corp.         Paydown of revolving line of
                                                                    credit                                       $ 1,126,365.82
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                            LaSalle                 Analysis fees                                  2,690.35
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                Total Bank Account Disbursements                                                                 $ 1,129,056.17
                End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                                        275,598.92
--------------------------------------------------------------------------------------------------------------------------------

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor:       IMAGYN MEDICAL TECHNOLOGIES, INC.     ACCRUAL BASIS - 4
Case Number:  99-01141PJW THRU 99-01146PJW          Bank:  LaSalle National Bank
                                                    Account No.: 5800130741
                                                    Page 11 of 17
                                                    Account Type:  Lockbox -
                                                                   Corporate



--------------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                       MONTH                  MONTH                  MONTH
DISBURSEMENTS                                                       July 31, 1999         August 31, 1999     September 30, 1999
--------------------------------------------------------------------------------------------------------------------------------
1.     Cash - Beginning of Month                                         5,630.28
--------------------------------------------------------------------------------------------------------------------------------
                                                             RECEIPTS
--------------------------------------------------------------------------------------------------------------------------------
2.     Cash Sales
3.     Collection of Accounts Receivable                               334,704.46
4.     Loans and Advances (Attach List)
5.     Sales of Assets
6.     Other (Attach List)                                              10,847.33
7.     Total Receipts                                                  345,551.79
8.     Total Cash Available                                            351,182.07
--------------------------------------------------------------------------------------------------------------------------------
                                                       CURRENT MONTH DISBURSEMENTS
--------------------------------------------------------------------------------------------------------------------------------
CHECK
NUMBER                          DATE            PAYEE               PURPOSE                                          AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
                                            Deutsche Bank         Payment of revolving line of credit              $ 322,763.56
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                Total Bank Account Disbursements                                                                   $ 322,763.56
                End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                                      $  28,418.51
--------------------------------------------------------------------------------------------------------------------------------

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor:       IMAGYN MEDICAL TECHNOLOGIES, INC.     ACCRUAL BASIS - 4
Case Number:  99-01141PJW THRU 99-01146PJW          Bank:  LaSalle National Bank
                                                    Account No.: 5800130733
                                                    Page 12 of 17
                                                    Account Type:  Lockbox -
                                                                   Med/Surge



--------------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                       MONTH                  MONTH                  MONTH
DISBURSEMENTS                                                       July 31, 1999         August 31, 1999     September 30, 1999
--------------------------------------------------------------------------------------------------------------------------------
1.     Cash - Beginning of Month                                      (13,062.52)
--------------------------------------------------------------------------------------------------------------------------------
                                                             RECEIPTS
--------------------------------------------------------------------------------------------------------------------------------
2.     Cash Sales                                                               0
3.     Collection of Accounts Receivable                               124,282.66
4.     Loans and Advances (Attach List)                                         0
5.     Sales of Assets                                                          0
6.     Other (Attach List)                                              23,994.98
7.     Total Receipts                                                  148,277.64
8.     Total Cash Available                                            135,215.12
--------------------------------------------------------------------------------------------------------------------------------
                                                       CURRENT MONTH DISBURSEMENTS
--------------------------------------------------------------------------------------------------------------------------------
CHECK
NUMBER                          DATE            PAYEE               PURPOSE                                          AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Wires to BT Comml.
--------------------------------------------------------------------------------------------------------------------------------
Corp.                                       BT Comml. Corp.       Paydown revolving credit                        $ 133,474.21
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                  Reverse payment - Prof Hospital                     1,400.00
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                Total Bank Account Disbursements                                                                  $ 134,874.21
                End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                                     $     340.91
--------------------------------------------------------------------------------------------------------------------------------

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor:       IMAGYN MEDICAL TECHNOLOGIES, INC.    ACCRUAL BASIS - 4
Case Number:  99-01141PJW THRU 99-01146PJW         Bank:  Barclays
                                                   Account No.: 50530689
                                                   Page 13 of 17
                                                   Account Type:  Disbursement -
                                                                  Corporate



--------------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                       MONTH                  MONTH                  MONTH
DISBURSEMENTS                                                       July 31, 1999         August 31, 1999     September 30, 1999
--------------------------------------------------------------------------------------------------------------------------------
1.     Cash - Beginning of Month                                         1,663.29
--------------------------------------------------------------------------------------------------------------------------------
                                                             RECEIPTS
--------------------------------------------------------------------------------------------------------------------------------
2.     Cash Sales
3.     Collection of Accounts Receivable
4.     Loans and Advances (Attach List)
5.     Sales of Assets
6.     Other (Attach List)                                              20,000.00
7.     Total Receipts                                                   20,000.00
8.     Total Cash Available                                             21,663.29
--------------------------------------------------------------------------------------------------------------------------------
                                                       CURRENT MONTH DISBURSEMENTS
--------------------------------------------------------------------------------------------------------------------------------
CHECK
NUMBER                        DATE             PAYEE                   PURPOSE                                       AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
                            07/15/99        Stuart Hendry         Payment of salary                                $ 14,947.07
          100109            07/28/99        Stuart Hendry         Payment of expense reports                            513.61
                            08/02/99        Allied Dunbar         S. Hendry pension payment                             446.67
                            08/05/99        BUPA Central          S. Hendry health ins. pmt                             153.09
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                Total Bank Account Disbursements                                                                   $  16,060.44
                End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                                      $   5,602.85
--------------------------------------------------------------------------------------------------------------------------------

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor:       IMAGYN MEDICAL TECHNOLOGIES, INC.      ACCRUAL BASIS - 4
Case Number:  99-01141PJW THRU 99-01146PJW           Bank:  Wells Fargo
                                                     Account No.: 4660035734
                                                     Page 14  of 17
                                                     Account Type:  ZBA Payroll-
                                                                    Corporate



--------------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                       MONTH                  MONTH                  MONTH
DISBURSEMENTS                                                       July 31, 1999         August 31, 1999     September 30, 1999
--------------------------------------------------------------------------------------------------------------------------------
1.     Cash - Beginning of Month                                      (57,598.99)
--------------------------------------------------------------------------------------------------------------------------------
                                                             RECEIPTS
--------------------------------------------------------------------------------------------------------------------------------
2.     Cash Sales
3.     Collection of Accounts Receivable
4.     Loans and Advances (Attach List)
5.     Sales of Assets
6.     Other (Attach List)                                           1,745,871.28
7.     Total Receipts                                                1,745,871.28
8.     Total Cash Available                                          1,688,272.29
--------------------------------------------------------------------------------------------------------------------------------
                                                       CURRENT MONTH DISBURSEMENTS
--------------------------------------------------------------------------------------------------------------------------------
CHECK
NUMBER                        DATE             PAYEE                   PURPOSE                                       AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
                            Various         ADP                   ADP fees                                         $    4,372.19
                            Various         Various               Payroll checks                                      323,704.94
                            Various         ADP                   Payroll direct deposits                             832,230.11
                            Various         ADP                   Payroll taxes                                       553,015.40
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                Total Bank Account Disbursements                                                                   $ 1,713,322.64
                End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                                      $   (25,050.35)
--------------------------------------------------------------------------------------------------------------------------------

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor:       IMAGYN MEDICAL TECHNOLOGIES, INC.      ACCRUAL BASIS - 4
Case Number:  99-01141PJW THRU 99-01146PJW           Bank:  Fleet Bank
                                                     Account No.: 0002297401
                                                     Page 15 of 17
                                                     Account Type:  Health
                                                                    Disbursement
                                                                    Corporate



--------------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                       MONTH                  MONTH                  MONTH
DISBURSEMENTS                                                       July 31, 1999         August 31, 1999     September 30, 1999
--------------------------------------------------------------------------------------------------------------------------------
1.     Cash - Beginning of Month                                        43,000.00
--------------------------------------------------------------------------------------------------------------------------------
                                                             RECEIPTS
--------------------------------------------------------------------------------------------------------------------------------
2.     Cash Sales
3.     Collection of Accounts Receivable
4.     Loans and Advances (Attach List)
5.     Sales of Assets
6.     Other (Attach List)                                             110,000.00
7.     Total Receipts                                                  110,000.00
8.     Total Cash Available                                            153,000.00
--------------------------------------------------------------------------------------------------------------------------------
                                                       CURRENT MONTH DISBURSEMENTS
--------------------------------------------------------------------------------------------------------------------------------
CHECK
NUMBER                        DATE             PAYEE                   PURPOSE                                       AMOUNT
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                  SEE ATTACHED                                   $ 110,000.00
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                Total Bank Account Disbursements                                                                 $  10,000.00
                End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                                       43,000.00
--------------------------------------------------------------------------------------------------------------------------------

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor:       IMAGYN MEDICAL TECHNOLOGIES, INC.        ACCRUAL BASIS - 4
Case Number:  99-01141PJW THRU 99-01146PJW             Bank:  Wells Fargo
                                                       Account No.: 4660035791
                                                       Page 16 of 17
                                                       Account Type:  General
                                                                      Operations



--------------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                       MONTH                  MONTH                  MONTH
DISBURSEMENTS                                                       July 31, 1999         August 31, 1999     September 30, 1999
--------------------------------------------------------------------------------------------------------------------------------
1.     Cash - Beginning of Month                                        50,000.00
--------------------------------------------------------------------------------------------------------------------------------
                                                             RECEIPTS
--------------------------------------------------------------------------------------------------------------------------------
2.     Cash Sales
3.     Collection of Accounts Receivable
4.     Loans and Advances (Attach List)                              5,225,000.00
5.     Sales of Assets
6.     Other (Attach List)                                             332,316.69
7.     Total Receipts                                                5,557,316.69
8.     Total Cash Available                                          5,607,316.69
--------------------------------------------------------------------------------------------------------------------------------
                                                       CURRENT MONTH DISBURSEMENTS
--------------------------------------------------------------------------------------------------------------------------------
CHECK
NUMBER                        DATE             PAYEE                   PURPOSE                                       AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
SEE ATTACHED:               07/12/99        Barclays Bank         Intercompany funding                          $     20,000.00
                            Various         Cybro                 Intercompany funding                                75,000.00
                            Various         U.S. Bank             Intercompany funding                               229,500.00
                            Various         Old Kent Bank         Intercompany funding                             1,932,500.00
                            07/14/99        LaSalle               Intercompany funding                                   255.54
                            Various         Wells Fargo           Fund Corp. checking account                      1,019,518.67
                                            Wells Fargo           Fund Payroll account                             1,745,715.47
                                            Wells Fargo           Fund Urology checking account                       67,071.23
                                            Wells Fargo           Fund transfer overnight investment                 332,949.97
                            07/09/99        Fleet Bank            Fund Health account                                110,000.00
                            07/06/99        General American      Keyman Ins - monthly premium                         4,986.40
                            Various         Various               Cashiers checks                                     15,808.47
                            07/30/99        Timm Medical          Timm cash receipts @Imagyn                           1,645.23
                            07/21/99        Wells Fargo           Bank fees                                            2,365.71
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                Total Bank Account Disbursements                                                                $  5,557,316.69
                End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                                   $     50,000.00
--------------------------------------------------------------------------------------------------------------------------------

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor:       IMAGYN MEDICAL TECHNOLOGIES, INC.     ACCRUAL BASIS - 4
Case Number:  99-01141PJW THRU 99-01146PJW          Bank:  Wells Fargo
                                                    Account No.: 4417833415
                                                    Page 17 of 17
                                                    Account Type:  Concentration
                                                                   Sweep -
                                                                   Corporate



--------------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                       MONTH                  MONTH                  MONTH
DISBURSEMENTS                                                       July 31, 1999         August 31, 1999     September 30, 1999
--------------------------------------------------------------------------------------------------------------------------------
1.     Cash - Beginning of Month                                          136,137.21
--------------------------------------------------------------------------------------------------------------------------------
                                                             RECEIPTS
--------------------------------------------------------------------------------------------------------------------------------
2.     Cash Sales
3.     Collection of Accounts Receivable
4.     Loans and Advances (Attach List)
5.     Sales of Assets
6.     Other (Attach List)                                                332,949.97
7.     Total Receipts                                                     332,949.97
8.     Total Cash Available                                               469,087.18
--------------------------------------------------------------------------------------------------------------------------------
                                                       CURRENT MONTH DISBURSEMENTS
--------------------------------------------------------------------------------------------------------------------------------
CHECK
NUMBER                        DATE             PAYEE                   PURPOSE                                       AMOUNT
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                       SEE ATTACHED                                 331,965.78
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                Total Bank Account Disbursements                                                                 $  331,965.78
                End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                                    $  137,121.40
--------------------------------------------------------------------------------------------------------------------------------

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor:        IMAGYN MEDICAL TECHNOLOGIES, INC.              ACCRUAL BASIS - 5
Case Number:   99-01141PJW THRU 99-01146PJW



----------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                  (Based Upon Invoice Date)
----------------------------------------------------------------------------------------------------------------------------






----------------------------------------------------------------------------------------------------------------------------
                                                 (UNAUDITED, DOLLARS IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------------
                                        0 - 30 days old                                                         $   2,970
                                        31 - 60 days old                                                            2,062
                                        61 - 90 days old                                                              504
                                        91+ days old                                                                8,614
                                        Total Accounts Receivable                                               $  14,150
                                        Amount Considered Uncollectible                                             7,552
                                        Accounts Receivable (Net)                                               $   6,598
----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------
 AGING OF POST-PETITION ACCOUNTS PAYABLE
-------------------------------------------

                        (UNAUDITED, DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------------
                                   0 - 30              31 - 60              61 - 90                91+
                                    Days                Days                 Days                  Days               Total
------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                  $  1,770               86                   20                    0               $  1,876


=================================
 STATUS OF POST-PETITION TAXES
=========================================================================================================
                            BEGINNING          AMOUNT         AMOUNT           ENDING       DELINQUENT
                                TAX         WITHHELD OR        PAID             TAX            TAXES
                            LIABILITY*        ACCRUED                        LIABILITY
---------------------------------------------------------------------------------------------------------
Federal
 Withholding**               $131,820        $314,532        $272,643        $173,709        $
FICA-Employee**                48,128         109,383         102,399          55,112
FICA-Employer**                48,128         109,383         102,399          55,112
Unemployment                      440             833             849             424
Income
Other (Attach List)
Total Federal Taxes          $228,516        $534,131         478,290        $284,357        $
---------------------------------------------------------------------------------------------------------
State and Local
---------------------------------------------------------------------------------------------------------
Withholding                  $ 32,107        $ 72,401          66,787        $ 37,721        $
Sales
Excise
Unemployment                    3,776           7,349           7,518           3,607
Real Property
Personal Property
Other (Attach List)               205             554             420             339
Total State and Local          36,088          80,303          74,725          41,666
Total Taxes                  $264,604        $614,435        $553,016        $326,023        $
=========================================================================================================

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Debtor:       IMAGYN MEDICAL TECHNOLOGIES, INC.               ACCRUAL BASIS - 6
Case Number:  99-01141PJW THRU 99-01146PJW                    Page 1 of 6

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


---------------------------------------                                                  July 1999
BANK RECONCILIATIONS                                                 MONTH:             ------------------------------
                                                                   Account #1           Account #2         Account #3
----------------------------------------------------------------------------------------------------------------------
A.   BANK                                                         Wells Fargo           Wells Fargo        Wells Fargo
                                                            ----------------------------------------------------------
B.   ACCOUNT NUMBER:                                               4759011166           4660035791         4417833415
                                                            ----------------------------------------------------------
C.   PURPOSE (TYPE):                                                Corp Disb           General Ops        Conc. Sweep
                                                            ----------------------------------------------------------
1.   Balance per bank statement                                             0             50,000.00         137,121.94
2.   +Total deposits not credited
3.   - Outstanding checks                                          343,418.44
4.   +/- Other reconciling items (Attach List)
5.   Month end balance per books                                  (343,418.44)            50,000.00         137,121.94
6.   Number of last check written                                     44792                   n/a               n/a
----------------------------------------------------------------------------------------------------------------------


-------------------------------
INVESTMENT ACCOUNTS
                                                             ---------------------------------------------------------------
                                                                 DATE OF         TYPE OF      PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                                     PURCHASE        INSTRUMENT      PRICE           VALUE
----------------------------------------------------------------------------------------------------------------------------
7.  Wells Fargo, Cert. Of Deposit, 1660018524000               April 1996           CD       100,000.00      111,930.95
8.  Wells Fargo, Cert. of Deposit, 1660018052000              October 1996          CD       100,000.00      114,894.07
9.
10.
11.                                                          TOTAL INVESTMENTS                            $ 226,825.02
----------------------------------------------------------------------------------------------------------------------------

-----------------------------------
CASH

12.  CURRENCY ON HAND                                                                                        16,467.10
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH (TOTAL OF LINES 5, 11 & 12)                                                  215,372.86
----------------------------------------------------------------------------------------------------------------------------

PLEASE ATTACH COPIES OF BANK STATEMENTS.

Debtor:       IMAGYN MEDICAL TECHNOLOGIES, INC.               ACCRUAL BASIS - 6
Case Number:  99-01141PJW THRU 99-01146PJW                    Page 2 of 6

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

---------------------------------------                                            July 1999
BANK RECONCILIATIONS                                             MONTH:            ----------------------------------
                                                              Account #4           Account #5         Account #6
---------------------------------------------------------------------------------------------------------------------
A.   BANK                                                     LaSalle          Silicon Valley         Fleet Bank
B.   ACCOUNT NUMBER:                                         5800130741          600247170           0002297401
C.   PURPOSE (TYPE):                                        Corp Lockbox         Corp Disb         Corp Health Disb
---------------------------------------------------------------------------------------------------------------------
1.   Balance per bank statement                                28,418.51           595.06              43,000.00
2.   +Total deposits not credited
3.   - Outstanding checks
4.   +/- Other reconciling items (Attach List)
5.   Month end balance per books                               28,418.51           595.06               43,000.00
6.   Number of last check written                                 n/a               27116                  n/a
---------------------------------------------------------------------------------------------------------------------


-------------------------------
INVESTMENT ACCOUNTS
                                                             ---------------------------------------------------------------
                                                                 DATE OF         TYPE OF      PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                                     PURCHASE        INSTRUMENT      PRICE           VALUE
----------------------------------------------------------------------------------------------------------------------------
7.
8.
9.
10.
----------------------------------------------------------------------------------------------------------------------------
11.                                                          TOTAL INVESTMENTS                                       $
----------------------------------------------------------------------------------------------------------------------------

------------------------------
CASH
----------------------------------------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH (TOTAL OF LINES 5, 11 & 12)
----------------------------------------------------------------------------------------------------------------------------

PLEASE ATTACH COPIES OF BANK STATEMENTS.

Debtor:       IMAGYN MEDICAL TECHNOLOGIES, INC.               ACCRUAL BASIS - 6
Case Number:  99-01141PJW THRU 99-01146PJW                    Page 3 of 6

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

---------------------------------------                                            July 1999
BANK RECONCILIATIONS                                             MONTH:            -------------
                                                              Account #7           Account #8
------------------------------------------------------------------------------------------------
A.   BANK                                                   Barclays            Wells Fargo
B.   ACCOUNT NUMBER:                                        50530689             4660035734
C.   PURPOSE (TYPE):                                       Corp. Disb           Corp Payroll
1.   Balance per bank statement                                6,752.88                       0
2.   +Total deposits not credited
3.   - Outstanding checks                                        501.50               25,050.35
4.   +/- Other reconciling items (Attach List)                 (648.53)
5.   Month end balance per books                               5,602.85             (25,050.35)
6.   Number of last check written                                100109          37343; 1001389
------------------------------------------------------------------------------------------------

-------------------------------
INVESTMENT ACCOUNTS
                                                             ---------------------------------------------------------------
                                                                 DATE OF         TYPE OF      PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                                     PURCHASE        INSTRUMENT      PRICE           VALUE
----------------------------------------------------------------------------------------------------------------------------
7.
8.
9.
10.
----------------------------------------------------------------------------------------------------------------------------
11.                                                          TOTAL INVESTMENTS                                 $
----------------------------------------------------------------------------------------------------------------------------

-------------------------------
CASH
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH (TOTAL OF LINES 5, 11 & 12)
----------------------------------------------------------------------------------------------------------------------------

PLEASE ATTACH COPIES OF BANK STATEMENTS.

Debtor:      IMAGYN MEDICAL TECHNOLOGIES, INC.                ACCRUAL BASIS - 6
Case Number: 99-01141PJW THRU 99-01146PJW                     Page 4 of 6

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

---------------------------------------                                            July 1999
BANK RECONCILIATIONS                                             MONTH:            ----------------------------------
                                                              Account #9           Account #10         Account #11
---------------------------------------------------------------------------------------------------------------------
A.   BANK                                                   LaSalle           Old Kent Bank        Old Kent Bank
                                                            Surgical             Surgical             Surgical
                                                         ------------------------------------------------------------
B.   ACCOUNT NUMBER:                                       5800130717            1528641              1319982
                                                         ------------------------------------------------------------
C.   PURPOSE (TYPE):                                        Lockbox              Lockbox           Checking Disb
1.   Balance per bank statement                            275,598.92            53,995.82           169,912.33
2.   +Total deposits not credited
3.   - Outstanding checks                                                                            838,417.81
4.   +/- Other reconciling items (Attach List)
5.   Month end balance per books                           275,598.92            53,995.82         (668,498.48)
6.   Number of last check written                             n/a                  n/a                162843

-------------------------------
INVESTMENT ACCOUNTS
                                                             ---------------------------------------------------------------
                                                                 DATE OF         TYPE OF      PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                                     PURCHASE        INSTRUMENT      PRICE           VALUE
----------------------------------------------------------------------------------------------------------------------------
7.
8.
9.
10.
----------------------------------------------------------------------------------------------------------------------------
11.                                                          TOTAL INVESTMENTS                                $
----------------------------------------------------------------------------------------------------------------------------

----------------------------------
CASH

12.  CURRENCY ON HAND
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH (TOTAL OF LINES 5, 11 & 12)
----------------------------------------------------------------------------------------------------------------------------

PLEASE ATTACH COPIES OF BANK STATEMENTS.

Debtor:       IMAGYN MEDICAL TECHNOLOGIES, INC.               ACCRUAL BASIS - 6
Case Number:  99-01141PJW THRU 99-01146PJW                    Page 5 of 6

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

---------------------------------------                                            July 1999
BANK RECONCILIATIONS                                             MONTH:            ----------------------------------
                                                              Account #12        Account #13         Account #14
---------------------------------------------------------------------------------------------------------------------
A.   BANK                                                   LaSalle            First Union          Wells Fargo
                                                            Urology              Urology              Urology
                                                        ------------------------------------------------------------
B.   ACCOUNT NUMBER:                                       5800130725           5800130741           4759011299
                                                        ------------------------------------------------------------
C.   PURPOSE (TYPE):                                        Lockbox             Depository          ZBA Checking
                                                                                 Lockbox
1.   Balance per bank statement                                   0               375.00                    0
2.   +Total deposits not credited                                 0                    0                    0
3.   - Outstanding checks                                         0                    0          (14,632.64)
4.   +/- Other reconciling items (Attach List)              (214.80)           (1,561.77)                    0
5.   Month end balance per books                            (214.80)           (1,186.77)          (14,632.64)
6.   Number of last check written                               N/A                  N/A                61079

-------------------------------
INVESTMENT ACCOUNTS
                                                             ---------------------------------------------------------------
                                                                 DATE OF         TYPE OF      PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                                     PURCHASE        INSTRUMENT      PRICE           VALUE
----------------------------------------------------------------------------------------------------------------------------
7.
8.
9.
10.
----------------------------------------------------------------------------------------------------------------------------
11.                                                          TOTAL INVESTMENTS                                $
----------------------------------------------------------------------------------------------------------------------------

----------------------------
CASH

----------------------------------------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH (TOTAL OF LINES 5, 11 & 12)
----------------------------------------------------------------------------------------------------------------------------

PLEASE ATTACH COPIES OF BANK STATEMENTS.

Debtor:       IMAGYN MEDICAL TECHNOLOGIES, INC.              ACCRUAL BASIS - 6
Case Number:  99-01141PJW THRU 99-01146PJW                   Page 6 of 6

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

---------------------------------------                                            July 1999
BANK RECONCILIATIONS                                             MONTH:            ----------------------------------
                                                              Account #15        Account #16         Account #17
---------------------------------------------------------------------------------------------------------------------
A.   BANK                                                      U.S. Bank             LaSalle            U.S. Bank
                                                               Medsurge             Medsurge             Medsurge
B.   ACCOUNT NUMBER:                                         192232073325          5800130733          152100007367
C.   PURPOSE (TYPE):                                          Depository             Lockbox           Disbursement
                                                               Lockbox
1.   Balance per bank statement                              $    (524.21)       $   8,055.98     $ 89,548.74
2.   +Total deposits not credited                                       0           10,117.35               0
3.   - Outstanding checks                                               0                   0      (88,713.74)
4.   +/- Other reconciling items (Attach List)                    (648.30)         (17,832.42)              0
5.   Month end balance per books                             $  (1,172.51)       $     340.91     $    835.00
6.   Number of last check written                                     n/a                 n/a           27257

-------------------------------
INVESTMENT ACCOUNTS
                                                             ---------------------------------------------------------------
                                                                 DATE OF         TYPE OF      PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                                     PURCHASE        INSTRUMENT      PRICE           VALUE
----------------------------------------------------------------------------------------------------------------------------
7.
8.
9.
10.
11.                                                          TOTAL INVESTMENTS                               $
----------------------------------------------------------------------------------------------------------------------------


----------------------------
CASH

----------------------------------------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH (TOTAL OF LINES 5, 11 & 12)
----------------------------------------------------------------------------------------------------------------------------

PLEASE ATTACH COPIES OF BANK STATEMENTS.

Debtor:       IMAGYN MEDICAL TECHNOLOGIES, INC.               ACCRUAL BASIS - 7
Case Number:  99-01141PJW THRU 99-01146PJW

--------------------------------------------------------------------------------
                     PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------------------------------------------

Of the total distributions shown for the month, list the amount paid to insiders (as defined in Section 101(31)-(A)- (F) of the U.S. Bankruptcy Code) and to professionals. For payments to insiders, identify the type of compensation paid (e.g. salary, bonus, commission, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

----------------------------------------------------------------------------------------------------------------------------------
                                                         INSIDERS
----------------------------------------------------------------------------------------------------------------------------------
                       NAME                              POSITION            TYPE OF               AMOUNT           CUMULATIVE
                                                                             PAYMENT                PAID              UNPAID
                                                                                                                      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
1.  SEE ATTACHED                                                                                 $  200,458
2.
3.
4.
5.
6. TOTAL PAYMENTS TO INSIDERS                                                                    $  200,458
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                        PROFESSIONALS
----------------------------------------------------------------------------------------------------------------------------------
               NAME                         TYPE OF            DATE OF COURT        AMOUNT              AMOUNT        TOTAL PAID
                                          PROFESSIONAL             ORDER           APPROVED              PAID          TO DATE
                                                                AUTHORIZING
                                                                  PAYMENT
----------------------------------------------------------------------------------------------------------------------------------
1.                                   debtor attorney
2.                                   debtor accountant
3.
4.
5.
6. TOTAL PAYMENTS TO
   PROFESSIONALS                                                                                   $
----------------------------------------------------------------------------------------------------------------------------------


                                                 ADEQUATE PROTECTION PAYMENTS
----------------------------------------------------------------------------------------------------------------------------------
         NAME OF CREDITOR                 SCHEDULED MONTHLY                      AMOUNTS             TOTAL UNPAID POST-PETITION
                                             PAYMENTS DUE                   PAID DURING MONTH
----------------------------------------------------------------------------------------------------------------------------------
1.
2.
3.
4.
5.
6.
7.
8.  TOTAL                                                           $                          0
----------------------------------------------------------------------------------------------------------------------------------

Debtor:       IMAGYN MEDICAL TECHNOLOGIES, INC.               ACCRUAL BASIS - 8
Case Number:  99-01141PJW THRU 99-01146PJW


------------------------------------------------------------------------------------------------------------------------
QUESTIONNAIRE                                                                                      YES             NO
------------------------------------------------------------------------------------------------------------------------
1.     Have any assets been sold or transferred outside the normal course of business this
       reporting period?                                                                                           XX

2.     Have any funds been disbursed from any account other than a debtor in
       possession account?                                                                                         XX

3.     Are any Post-petition receivables (accounts, notes, or loans) due from
       related parties?                                                                                            XX

4.     Have any payments been made on Pre-petition liabilities this reporting period?              XX

5.     Have any Post-petition loans been received by the debtor from any party?                    XX

6.     Are any Post-petition payroll taxes past due?                                                               XX

7.     Are any Post-petition state or federal income taxes past due?                                               XX

8.     Are any Post-petition real estate taxes past due?                                                           XX

9.     Are any other Post-petition taxes past due?                                                                 XX

10.    Are any amounts owed to Post-petition creditors past due?                                                   XX

11.    Have any Pre-petition taxes been paid during the reporting period?                                          XX

12.    Are any wage payments past due?                                                                             XX

If the answer to any of the above questions is "YES", provide a detailed explanation of each item. Attach additional sheets if necessary.

Question #4:

Response:

     Pursuant to an order dated May 19, 1999 the debtors have made payments to employees for all out-of-pocket business related expenses incurred Pre-petition and made salary, wage and payroll tax payments for Pre-petition earnings.

Question #5:

Response:

     On July 21, 1999 the Court granted an interim order authorizing securing Post-petition DIP financing of an additional $4.0 million. This interim order increased available DIP financing to $8.0 million. As of July 31, 1999 the debtors utilized $5,184,000 of this revolving credit facility.

------------------------------------------------------------------------------------------------------------------------
INSURANCE                                                                                          YES             NO
------------------------------------------------------------------------------------------------------------------------
1.     Are worker's compensation, general liability and other necessary insurance
       coverages in effect?                                                                        XX

2.     Are all premium payments paid current?                                                      XX

3.     Please itemize policies below

If the answer to any of the above questions is "NO", or if any policies have been canceled or not renewed during this reporting period, provide explanation below. Attach additional sheets if necessary.

-----------------------------------------------------------------------------------------------------------------------
                                                   INSTALLMENT PAYMENTS
-----------------------------------------------------------------------------------------------------------------------
         TYPE OF POLICY                CARRIER                     PERIOD COVERED           PAYMENT AMOUNT
                                                                                              & FREQUENCY
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------


Debtor:       IMAGYN MEDICAL TECHNOLOGIES, INC.               ACCRUAL BASIS - 9
Case Number:  99-01141PJW THRU 99-01146PJW                    7/1/99 - 7/31/99

---------------------------------------------------------------------------------------------------------
                                                         PERSONNEL
---------------------------------------------------------------------------------------------------------
                                                                              FULL TIME        PART TIME
---------------------------------------------------------------------------------------------------------
1.    Total Number of employees at beginning of period                           390               1
2.    Number of employees hired during the period                                 16               2
3.    Number of employees terminated or resigned during the period                19
4.    Total number of employees on payroll at end of period                      387               3

--------------------------------------------------------------------------------
                                CHANGE OF ADDRESS
--------------------------------------------------------------------------------

If your mailing address has changed and you have not previously notified the United States Trustees of the change, list your new address below.

Date of Change:   September 1, 1999
                --------------------------------------

New Address:      Imagyn Medical Technologies, Inc.
                --------------------------------------

                  1 Park Plaza, Suite 1100
                --------------------------------------

                  Irvine, CA 92614-5925
                --------------------------------------

Debtor:       IMAGYN MEDICAL TECHNOLOGIES, INC.                   SCHEDULE 2-15
Case Number:  99-01141PJW THRU 99-01146PJW



                                ACCOUNTS PAYABLE
                        (UNAUDITED, DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                MONTH               MONTH              MONTH
---------------------------------------------------------------------------------------------------------------------
                                                            July 31, 1999      August 31, 1999   September 30, 1999
---------------------------------------------------------------------------------------------------------------------
Accounts Payable - Trade                                       $  1,876            $                   $
Accrued Expenses                                                    169
Post-petition Accrued Interest on Pre-petition Debt
and DIP financing                                                   279
Accrued Sales Tax (Post-petition)                                    55
Accrued Rebates/Royalties Post-petition                              36
Accrued Insurance                                                    43
---------------------------------------------------------------------------------------------------------------------
Total Accounts Payable:                                        $  2,458            $                   $
                                                               ========            ========            ========

Debtor:       IMAGYN MEDICAL TECHNOLOGIES, INC.                   SCHEDULE 2-19
Case Number:  99-01141PJW THRU 99-01146PJW


                    POST-PETITION LIABILITIES - SECURED DEBT
                        (UNAUDITED, DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                MONTH               MONTH              MONTH
---------------------------------------------------------------------------------------------------------------------
                                                            July 31, 1999      August 31, 1999   September 30, 1999
---------------------------------------------------------------------------------------------------------------------
DIP Financing (Revolving line of credit)                       $  5,184            $                   $
---------------------------------------------------------------------------------------------------------------------
Total Post-petition secured debt                               $  5,184            $                   $
                                                               ========            ========            ========

Debtor:       IMAGYN MEDICAL TECHNOLOGIES, INC.                   SCHEDULE 2-21
Case Number:  99-01141PJW THRU 99-01146PJW


                        POST-PETITION LIABILITIES - OTHER
                        (UNAUDITED, DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                MONTH               MONTH              MONTH
---------------------------------------------------------------------------------------------------------------------
                                                            July 31, 1999      August 31, 1999   September 30, 1999
---------------------------------------------------------------------------------------------------------------------
Accrued Salary, Wages, Payroll Taxes                           $  1,155            $                   $
Accrued commissions                                                 81
Withheld 401-K contributions                                        42
Withheld Flex spending contributions                                15
Withheld taxes and garnishments                                      3
Accrued (Post-petition) vacation liability                           0
---------------------------------------------------------------------------------------------------------------------
Total Other:                                                   $  1,296            $                   $
                                                               ========            ========            ========

Debtor:       IMAGYN MEDICAL TECHNOLOGIES, INC.                   SCHEDULE 2-23
Case Number:  99-01141PJW THRU 99-01146PJW


                     PRE-PETITION LIABILITIES - SECURED DEBT
                        (UNAUDITED, DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                MONTH               MONTH              MONTH
---------------------------------------------------------------------------------------------------------------------
                                                            July 31, 1999      August 31, 1999   September 30, 1999
---------------------------------------------------------------------------------------------------------------------
Revolving Line of Credit (Principle Only)                      $ 37,000            $                   $
Term Loan A (Principle Only)                                    13,499
Term Loan B (Principle Only)                                     1,300
Term Loan C (Principle Only)                                       340
Building Mortgage (Principle Only)                               3,000
Capitalized Equipment Leases - Current portion                      16
Capitalized Equipment Leases - Long term portion                    27
---------------------------------------------------------------------------------------------------------------------
Total Secured Debt:                                            $ 55,182            $                   $
                                                               ========            ========            ========

Debtor:       IMAGYN MEDICAL TECHNOLOGIES, INC.                   SCHEDULE 2-24
Case Number:  99-01141PJW THRU 99-01146PJW


                    PRE-PETITION LIABILITIES - PRIORITY DEBT
                        (UNAUDITED, DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                MONTH               MONTH              MONTH
---------------------------------------------------------------------------------------------------------------------
                                                            July 31, 1999      August 31, 1999   September 30, 1999
---------------------------------------------------------------------------------------------------------------------
Accrued Vacation Liability                                     $  1,258            $                   $
Accrued Commissions                                                  0
Accrued Workers' Compensation                                       61
Withheld Taxes and Garnishments                                      0
---------------------------------------------------------------------------------------------------------------------
Total Priority Debt:                                           $  1,319            $                   $
                                                               ========            ========            ========

Debtor:       IMAGYN MEDICAL TECHNOLOGIES, INC.                   SCHEDULE 2-25
Case Number:  99-01141PJW THRU 99-01146PJW


                    PRE-PETITION LIABILITIES - UNSECURED DEBT
                        (UNAUDITED, DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                MONTH               MONTH              MONTH
---------------------------------------------------------------------------------------------------------------------
                                                            July 31, 1999      August 31, 1999   September 30, 1999
---------------------------------------------------------------------------------------------------------------------
Sr. Subordinated Notes (Principle only)                        $108,635            $                   $
Convertible Debentures  (Principle only)                         50,000
Accounts payable - Trade                                         11,567
Accrued Expenses                                                  4,964
Accrued Interest on Pre-petition Debt                            12,948
Accrued Rebates/Royalties/Warranty Reserve                          533
Accrued property/Income Taxes                                     1,111
Restructuring Liability Accrued - Current Portion                   300
Restructuring Liability Accrued - Long Term Portion                 549
Deferred MicroSpan Royalty Income                                 1,000
Accrued Executory Acquisition Contracts                           1,463
Other                                                                17
---------------------------------------------------------------------------------------------------------------------
Total Unsecured Debt:                                          $193,087            $                   $
                                                               ========            ========            ========

Debtor:       IMAGYN MEDICAL TECHNOLOGIES, INC.                   SCHEDULE 3-15
Case Number:  99-01141PJW THRU 99-01146PJW


                        (UNAUDITED, DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                MONTH               MONTH              MONTH
---------------------------------------------------------------------------------------------------------------------
                                                            July 31, 1999      August 31, 1999   September 30, 1999
---------------------------------------------------------------------------------------------------------------------
Operating Expenses:
   Research and Development                                    $    290            $                   $
   Selling                                                          727
   Customer Service                                                  23
   Marketing                                                        284
   International                                                     83
   Regulatory Affairs                                                 0
   G&A - Operations                                                 342
   Information systems                                              160
   Finance                                                          139
   Human Resources                                                   39
   Corporate Facilities                                              50
   Corporate Insurance                                               49
   Investor Relations                                                 9
   Chairman                                                         104
   Aviation                                                           2
   Legal                                                             67
   New business development                                          22
---------------------------------------------------------------------------------------------------------------------
Total Operating Expenses:                                      $  2,390            $                   $
                                                               ========            ========            ========

Debtor:       IMAGYN MEDICAL TECHNOLOGIES, INC.                   SCHEDULE 3-26
Case Number:  99-01141PJW THRU 99-01146PJW


                         REORGANIZATION EXPENSES - OTHER
                        (UNAUDITED, DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                MONTH               MONTH              MONTH
---------------------------------------------------------------------------------------------------------------------
                                                            July 31, 1999      August 31, 1999   September 30, 1999
---------------------------------------------------------------------------------------------------------------------
Bar Date Publication Fees                                      $      9            $                   $
Trustee of Sr. Subordinated Notes Legal Fees                          8
Public Relation Services                                              6
---------------------------------------------------------------------------------------------------------------------
Total Reorganization Expenses - Other:                         $     23            $                   $
                                                               ========            ========            ========

Debtor:       IMAGYN MEDICAL TECHNOLOGIES, INC.                    SCHEDULE 7-A
Case Number:  99-01141PJW THRU 99-01146PJW
Reporting July 1, 1999 thru July 31, 1999


                              PAYMENTS TO INSIDERS



-------------------------------------------------------------------------------------------------------------
           NAME                       POSITION                  TYPE OF PAYMENT                 AMOUNT PAID
-------------------------------------------------------------------------------------------------------------
Charlie Laverty              Chairman, CEO               Wages                                  $  62,500
                                                         Auto allowance                             1,500
                                                         Travel reimbursement                           0
Michael Quinn                COO                         Wages                                     25,000
                                                         Auto allowance                             1,000
                                                         Travel reimbursement                      17,534
                                                         Relocation (housing allowance)            15,321
Michael Montevideo           CFO                         Wages                                     25,000
                                                         Travel reimbursement                       3,145
Kevin Higgins                General Counsel             Wages                                     19,583
                                                         Auto allowance                               600
                                                         Travel reimbursement                         108
Richard Newhauser            Director/Consultant         Wages                                     29,167
                                                         Travel reimbursement                           0
-------------------------------------------------------------------------------------------------------------
                             Total:                                                             $ 200,458
                                                                                                =========

                       IMAGYN MEDICAL TECHNOLOGIES, INC.
        SCHEDULE OF CHECKS PRINTED FROM WELLS FARGO ACCOUNT #4759-011166
                           FOR THE MONTH OF JULY 1999

Check Number          Check Date     Vendor Name           Check Amount           Purpose
----------------------------------------------------------------------------------------------------------------------------------
        27219          7/23/99 ISOMEDIX OPERATIONS INC.             - Void - entered to wrong division
        44413           7/1/99 ADVANTA BUSINESS SERVICES       950.96 Equipment Rent
        44414           7/1/99 COAST TO COAST TERMINALS        702.52 Equipment Rent
        44415           7/1/99 DIGITAL FINANCIAL SERVICE     2,277.34 Equipment Rent
        44416           7/1/99 DISPLAY WORKS, INC.          24,700.00 Facility Lease Payment
        44417           7/1/99 G.M.A.C.                        833.03 Truck Lease
        44418           7/1/99 IRVINE COMPANY               28,663.46 Facility Lease Payment
        44419           7/1/99 NTFC Capital Corporation        439.78 Capital Lease
        44420           7/1/99 NORWEST FINANCIAL LEASING     1,662.20 Equipment Rent
        44421           7/1/99 NTFC Capital Corporation        558.98 Capital Lease
        44422           7/1/99 NTFC Capital Corporation         69.82 Equipment Rent
        44423           7/1/99 REDHILL FISCHER BUSINESS     33,946.72 Facility Lease Payment
        44424           7/1/99 SCIF PORTFOLIO II LLC.       12,636.00 Facility Lease Payment
        44425           7/1/99 SIXTH STREET INDUSTRIAL P     3,607.80 Facility Lease Payment
        44426           7/1/99 DE LAGE LANDEN FINANCIAL      1,683.57 Equipment Rent
        44427           7/1/99 U.S. BANCORP LEASING&FINA            - Void - wrong amount [see #44447]
        44428           7/1/99 Waterview Resolution Corp     1,348.56 Capital Lease
        44429           7/1/99 XEROX CORPORATION               962.06 Equipment Rent
        44430           7/1/99 PACIFIC BELL                  2,278.88 Telephone
        44431           7/1/99 PRUDENTIAL OVERALL SUPPLY       228.60 Operating Supplies
        44432           7/1/99 ROI SYSTEMS, INC.             3,188.35 Computer Support
        44433           7/1/99 SAMANTHA PROPECK                653.98 Employee T&E
        44434           7/1/99 WORLDCOM TECHNOLOGIES, IN            - Void - wrong amount [see #44464]
        44435           7/1/99 ANDREW RUTLAND, M.D.          3,000.00 Consulting Fees
        44436           7/1/99 AT&T WIRELESS SERVICES           20.16 Telephone
        44437           7/1/99 BREW MASTERS                    256.76 Office Supplies
        44438           7/1/99 BURLINGTON AIR EXPRESS               - Void - invoice was pre-petition
        44439           7/1/99 CONTROL AIR CONDITIONING        177.43 Maintenance & Repair
        44440           7/1/99 FUELMAN                         134.38 Company vehicle gasoline
        44441           7/1/99 IRON MOUNTAIN                        - Void - wrong amount [see #44451]
        44442           7/1/99 LEO A GORDON, M.D.            1,063.33 Consulting Fees
        44443           7/1/99 Management Solutions, Inc            - Void - wrong amount [see #44448]
        44444           7/1/99 VWR SCIENTIFIC PRODUCTS              - Void - incorrect invoice amt [see #44474]
        44445           7/1/99 FUJIKURA                     23,299.50 Raw Materials
        44446           7/1/99 Management Solutions, Inc            - Void - wrong address [see #44448]
        44447           7/1/99 U.S. BANCORP LEASING&FINA     1,648.93 Capital Lease
        44448           7/1/99 Management Solutions, Inc     6,400.00 Temporary Employee Help [$3,200 Pre-Petition], Balance "POST"
        44449           7/1/99 J&H MARSH & McLENNAN                 - to clear invoices against Elect Funds Trans payment in 5/99
        44450           7/1/99 O'MELVENY & MYERS                    - to clear invoices against Elect Funds Trans payment in 5/99
        44451           7/1/99 IRON MOUNTAIN                   100.24 Storage Services
        44452           7/2/99 MICHAEL QUINN                 7,666.89 Employee Housing Allowance
        44453           7/2/99 ADT SECURITY SERVICES, IN       100.00 Security Services
        44454           7/2/99 CUSTOM GLASS ETCHING            320.00 Employee Trophy Awards
        44455           7/2/99 LUCENT TECHNO PRODUCT FIN       842.40 Telephone
        44456           7/6/99 SOUTHERN CALIFORNIA EDISO    14,200.00 Deposit: Adequate Assurance
        44457           7/6/99 ICC INSTRUMENT CO., INC          85.50 Machine Calibration Deposit
        44458           7/6/99 COAST TO COAST                       - Clear Repairs & Maintenance Deposit
        44459           7/6/99 COOL SOLUTION INC.                   - Clear Repairs & Maintenance Deposit
        44460           7/6/99 UNITED PARCEL SERVICE         4,602.22 Freight
        44461           7/7/99 ENVISION (LINVATEC CORP)             - to clear Electronic Funds Transfer payment for Raw Materials
        44462           7/7/99 Merit Industries                537.50 Raw Materials Deposit
        44463           7/7/99 ICC INSTRUMENT CO., INC              - Clear Machine Calibration Deposit
        44464           7/7/99 WORLDCOM TECHNOLOGIES, IN    10,040.68 WAN/Telephone
        44465           7/8/99 CHILD SUPPORT COLLECTION         65.64 Employee Garnishment
        44466           7/8/99 COURT TRUSTEE                   499.00 Employee Garnishment
        44467           7/8/99 Court Trustee                    30.00 Employee Garnishment
        44468           7/8/99 DISTRICT COURT TRUSTEE          450.00 Employee Garnishment
        44469           7/8/99 Franchise Tax Board           2,322.17 Employee Garnishment
        44470           7/8/99 Greater Kalamazoo United        231.78 Employee P/R Deducted Contribution
        44471           7/8/99 HAMILTON COUNTY HUMAN RES     1,459.61 Employee Garnishment
        44472           7/8/99 Polk County Clerk of Court      272.19 Employee Garnishment
        44473           7/8/99 Shirley May Cramer               50.00 Employee Garnishment
        44474           7/8/99 VWR SCIENTIFIC PRODUCTS         106.66 Raw Materials
        44475           7/8/99 Voided Check                         - Void - typing error
        44476           7/8/99 ICC INSTRUMENT CO., INC         435.00 Machine Calibration Deposit

                       IMAGYN MEDICAL TECHNOLOGIES, INC.
        SCHEDULE OF CHECKS PRINTED FROM WELLS FARGO ACCOUNT #4759-011166
                           FOR THE MONTH OF JULY 1999

Check Number          Check Date     Vendor Name             Check Amount           Purpose
-----------------------------------------------------------------------------------------------------------------------------------
        44477           7/8/99 AFLAC                           614.86 Employee Flex Plan Spend Acct Withholding
        44478           7/8/99 ANDREW RUTLAND, M.D.            500.00 Consulting Fees
        44479           7/8/99 ARCUS DATA SECURITY             252.50 Computer Data Storage
        44480           7/8/99 ASCOM HASLER MAILING SYST       103.29 Freight
        44481           7/8/99 BEIRNE, MAYNARD & PARSONS            - Void - Incorrect Amount
        44482           7/8/99 BOWNE OF LOS ANGELES            475.00 Printing
        44483           7/8/99 BURNS, DOANE, SWECKER & M     2,727.49 Legal Fees - Patents
        44484           7/8/99 CARIN BEANS                     375.00 Consulting Fees
        44485           7/8/99 CERIDIAN PERFORMANCE PART     2,261.21 Employee Benefits: Empl. Assistance Program fees
        44486           7/8/99 CHICAGO TRUST CO.            38,589.49 Employee 401K Plan Withholding
        44487           7/8/99 COAST TO COAST                  246.75 Office Supplies
        44488           7/8/99 COMPUTER PATENT ANNUITIES     2,145.42 Legal Fees - Patents
        44489           7/8/99 CONTROL AIR CONDITIONING        110.00 Maintenance & Repair
        44490           7/8/99 FOODCRAFT                       141.62 Office Supplies
        44491           7/8/99 FORTIS BENEFITS INSURANCE    16,578.03 Employee Insurance - Life, Disability
        44492           7/8/99 FS TEMPORARY PERSONNEL, I            - Extra Check Stub
        44493           7/8/99 FS TEMPORARY PERSONNEL, I    35,357.83 Temp Employee Help: $1,873.39 Post-Petition; $33,484.44 "Pre"
        44494           7/8/99 FEDERAL EXPRESS                 440.55 Freight
        44495           7/8/99 HEWLETT PACKARD                 920.01 Maintenance & Repair
        44496           7/8/99 IMAGYN FLEXIBLE SPENDING      2,971.39 Employee Flex Plan Spending Account Withholding
        44497           7/8/99 INTERTEK TESTING SERVICE        305.01 Outside Lab Testing
        44498           7/8/99 Kui Co.                       1,902.68 Raw Materials
        44499           7/8/99 LINDY OFFICE PRODUCTS         1,498.79 Office Supplies
        44500           7/8/99 LUCENT TECHNOLOGIES             203.36 Telephone
        44501           7/8/99 Management Solutions, Inc     6,400.00 Temporary Employee Help [$3,200 Pre-Petition], Balance "POST"
        44502           7/8/99 Nicholas J. Roitz             3,115.00 Consulting Fees
        44503           7/8/99 PAGENET-PAGING NETWORK, I       198.55 Telephone
        44504           7/8/99 POLYCRAFT,INC.-AARD INDUS       422.73 Raw Materials
        44505           7/8/99 PRUDENTIAL OVERALL SUPPLY            - Extra Check Stub
        44506           7/8/99 PRUDENTIAL OVERALL SUPPLY       697.21 Operating Supplies
        44507           7/8/99 REMEDY                          956.71 Temporary Employee Help: Post-Petition only
        44508           7/8/99 RIBHA DELI, LLC                  12.18 Meals & Entertainment
        44509           7/8/99 SPARKLETTS DRINKING WATER        45.00 Office Supplies
        44510           7/8/99 STERICYCLE INC.                  37.05 Sterilization & Testing
        44511           7/8/99 SUZANNE KORNMAIER               156.25 Consulting Fees
        44512           7/8/99 The Prudential Group Insu    24,928.25 Employee Dental Insurance
        44513           7/8/99 TRANSGROUP                    3,900.00 Freight
        44514           7/8/99 VWR SCIENTIFIC PRODUCTS       1,260.65 Raw Materials
        44515           7/8/99 WELLS FARGO BANK, N.A.          225.00 Bankruptcy Professional Fees
        44516           7/8/99 XEROX CORPORATION                    - Void - Incorrect Amount
        44517           7/8/99 XPEDX                                - Void - duplicate invoice
        44518           7/8/99 COUNTY OF ORANGE                744.00 Employee Garnishment
        44519           7/8/99 BEIRNE, MAYNARD & PARSONS            - Void - Invoice not due and payable
        44520           7/8/99 LUCENT TECHNOLOGIES             503.36 Telephone
        44521           7/9/99 CLAUDE ELLENA                   207.62 Employee T&E
        44522           7/9/99 DENNIS KYLE KIM                  53.00 Employee T&E
        44523           7/9/99 DENNIS CONSTANTINOU             190.78 Employee T&E
        44524           7/9/99 GUY LOWERY                    4,531.08 Employee T&E
        44525           7/9/99 HARRIET SCHWARTZMAN           2,473.81 Employee T&E
        44526           7/9/99 HARRY GETZ                    1,823.96 Employee T&E
        44527           7/9/99 HOWARD & HOWARD ATTORNEYS            - Employee T&E
        44528           7/9/99 JOHN M. TAYLOR                  520.25 Employee T&E
        44529           7/9/99 KEITH THOLIN                  3,131.58 Employee T&E
        44530           7/9/99 LINDA R. BEAN                    61.74 Employee T&E
        44531           7/9/99 MALCOLM D. HEAVEN             1,376.47 Employee T&E
        44532           7/9/99 MICHAEL MONTEVIDEO            3,145.34 Employee T&E
        44533           7/9/99 MICHAEL QUINN                16,162.77 Employee T&E
        44534           7/9/99 RANDY CONDIE                  3,946.45 Employee T&E
        44535           7/9/99 ROBERT RABINER                  985.92 Employee T&E
        44536           7/9/99 ROBERT E. WALTON, JR.        13,460.44 Employee T&E
        44537           7/9/99 ROBERT WINKE                    207.43 Employee T&E
        44538           7/9/99 SAMANTHA PROPECK                576.84 Employee T&E
        44539           7/9/99 STEPHEN BAGLEY                1,677.57 Employee T&E
        44540           7/9/99 STEPHEN BUMB                  4,359.34 Employee T&E
        44541           7/9/99 STEPHEN MCMINDES                     - Employee T&E

                       IMAGYN MEDICAL TECHNOLOGIES, INC.
        SCHEDULE OF CHECKS PRINTED FROM WELLS FARGO ACCOUNT #4759-011166
                           FOR THE MONTH OF JULY 1999

Check Number          Check Date     Vendor Name                   Check Amount           Purpose
----------------------------------------------------------------------------------------------------------------------------------
        44542           7/9/99 STEVE HARRINGTON                                - Employee T&E
        44543           7/9/99 THOMAS L. KINDER                         5,729.36 Employee T&E
        44544           7/9/99 TINA J TIPPS                             2,652.98 Employee T&E
        44545           7/9/99 EDWARD MUSOLFF                             211.87 Employee T&E
        44546           7/9/99 ELLIOT KORNBERG M.D., P.A                       - Void - Incorrect Amount
        44547           7/9/99 ELLIOT KORNBERG M.D., P.A                7,269.57 Consulting Fees
        44548           7/9/99 XPEDX                                       27.07 Late Fees
        44549           7/9/99 J&H MARSH & McLENNAN                    58,223.00 General Liability Insurance Down Payment
        44550           7/9/99 POWER LIFT CORPORATION                     150.00 Repairs & Maintenance
        44551           7/9/99 STEPHEN MCMINDES                         2,960.89 Employee T&E
        44552           7/9/99 STEVE HARRINGTON                            54.67 Employee T&E
        44553           7/9/99 STEVE HARRINGTON                            12.50 Employee T&E
        44554          7/12/99 UNITED PARCEL SERVICE                    4,013.25 Freight
        44555          7/12/99 FUELMAN                                         - Void - Torn Check [see #44556]
        44556          7/12/99 FUELMAN                                    180.10 Company vehicle gasoline
        44557          7/12/99 BALBOA BAY CLUB                          2,815.21 Meals & Entertainment
        44558          7/12/99 ACR ENTERPRISES                         11,645.00 Raw Materials Deposit
        44559          7/12/99 EXTRUSIONEERING                          2,800.00 Raw Materials Deposit
        44560          7/12/99 JI MACHINE CO                            4,000.00 Raw Materials Deposit
        44561          7/12/99 NYPRO PRECISION                         11,263.00 Raw Materials Deposit
        44562          7/12/99 PEDI                                     1,900.00 Mold Modification Deposit
        44563          7/14/99 ULINE SHIPPING SUPPLY                      511.50 Raw Materials Deposit
        44564          7/14/99 THE STATE INSURANCE FUND                        - Void - paid through Payroll electronically
        44565          7/15/99 PROFESSIONAL STAFFING SER                2,504.87 Temporary Employee Help: Post-Petition only
        44566          7/16/99 CARIN BEANS                                240.00 Consulting Fees
        44567          7/16/99 CITY OF COSTA MESA [CA]                     20.00 Taxes, Other
        44568          7/16/99 CITY OF SEATTLE [WA]                         6.89 Taxes, Other
        44569          7/16/99 FRANCHISE TAX BOARD [CA]                   147.00 Taxes, Other
        44570          7/16/99 HAWAII STATE TAX COLLECTO                   48.31 Taxes, Other
        44571          7/16/99 CA SECRETARY OF STATE                       10.00 Taxes, Other
        44572          7/16/99 CA STATE BOARD OF EQUALIZATION              18.00 Taxes, Other
        44573          7/16/99 STATE OF MICHIGAN                          494.00 Taxes, Other
        44574          7/16/99 NM TAXATION & REVENUE DEPT.                349.78 Taxes, Other
        44575          7/16/99 WASHINGTON STATE DEPARTME                   39.28 Taxes, Other
        44576          7/16/99 DANA NIGUEL TRAVEL                       3,346.00 Employee [J. Killen] Travel: Airfare
        44577          7/20/99 UNITED PARCEL SERVICE                    2,549.60 Freight
        44578          7/21/99 ART WALLACE, M.D., PH.D.                10,000.00 Consulting Fees
        44579          7/21/99 BURNS, DOANE, SWECKER & M                1,000.00 Legal Fees - Patents
        44580          7/21/99 CHARLES KLIEMAN M.D.                    20,833.00 Consulting Fees
        44581          7/21/99 Commissioner of Patents [VA]                40.00 Legal Fees-Patents
        44582          7/21/99 FISH & RICHARDSON P.C., P                1,731.00 Legal Fees - Patents
        44583          7/21/99 INTEGRATED MANAGEMENT SER               54,170.00 Information Services: MIS Outsourcing
        44584          7/21/99 JOHN STIGGLEBOUT                        12,500.00 Consulting Fees
        44585          7/21/99 NERAC, INC.                              4,600.00 Information Search Fees
        44586          7/21/99 PAUL REVERE INSURANCE GRO                1,681.08 Employee Disability Insurance
        44587          7/21/99 RIVERTEK MEDICAL SYSTEMS,               10,000.00 Consulting Fees
        44588          7/21/99 Commissioner of Patents [VA]                40.00 Legal Fees-Patents
        44589          7/21/99 B & C MACHINE                            3,000.00 Raw Materials Deposit
        44590          7/21/99 BOURHIS MOLD                             5,412.50 Mold Modification Cost
        44591          7/21/99 BOURHIS MOLD                             4,400.00 Mold Modification Cost
        44592          7/21/99 COLOR SCIENCE                            3,269.75 Raw Materials Deposit
        44593          7/21/99 COMPRESSION                              5,890.00 Raw Materials Deposit
        44594          7/21/99 CR CONSOLIDATED REPROGRAP                  114.22 Raw Materials Deposit
        44595          7/21/99 DONNELY PLASTIC EQUIPMENT                  493.00 Operating Supplies Deposit
        44596          7/21/99 EMED COMPANY, INC.                          57.50 Operating Supplies Deposit
        44597          7/21/99 ENVISION (LINVATEC CORP)                43,764.00 Raw Materials Deposit
        44598          7/21/99 FUJIKURA                                23,299.50 Raw Materials Deposit
        44599          7/21/99 IMS CO./ THRIFT PRODUCTS                   201.71 Raw Materials Deposit
        44600          7/21/99 M.A. HANNA RESIN                         7,711.60 Raw Materials Deposit
        44601          7/21/99 PERFORMANCE POLYMERS                     5,910.00 Raw Materials Deposit
        44602          7/21/99 POLYMERLAND SERVICE CENTE                       - Void - check not necessary
        44603          7/21/99 POPPER & SONS, INC.                     14,280.00 Raw Materials Deposit
        44604          7/21/99 POWER LIFT CORPORATION                     225.00 Repairs and Maintenance Deposit
        44605          7/21/99 PRECISION OPTICS                        18,900.00 Raw Materials Deposit
        44606          7/21/99 SMALL PARTS, INC.                          682.50 Raw Materials Deposit

                       IMAGYN MEDICAL TECHNOLOGIES, INC.
        SCHEDULE OF CHECKS PRINTED FROM WELLS FARGO ACCOUNT #4759-011166
                           FOR THE MONTH OF JULY 1999

Check Number          Check Date     Vendor Name            Check Amount        Purpose
----------------------------------------------------------------------------------------------------------------------------------
        44607          7/21/99 SL PACKAGING                   1,836.35 Raw Materials Deposit
        44608          7/21/99 XPEDX                            563.73 Misc. Supplies Deposit
        44609          7/21/99 BOURHIS MOLD                   2,375.00 Housing and Mold repairs
        44610          7/22/99 AFCO                          21,805.14 Director's & Officer's Insurance
        44611          7/22/99 AMERICAN EXPRESS                  15.00 Late Fees
        44612          7/22/99 AMERICAN STOCK TRANSFER        1,276.45 Monthly Administration Fee: Investor Relations
        44613          7/22/99 AT&T                              23.45 Telephone
        44614          7/22/99 AT&T WIRELESS SERVICES            11.81 Telephone
        44615          7/22/99 ADP DATA PROCESSING              559.76 Consulting Fees
        44616          7/22/99 BJ MACHINE                     1,422.00 Raw Materials
        44617          7/22/99 BRADFORD BUILDING SERVICE        185.00 Janitorial Services
        44618          7/22/99 BREW MASTERS                      25.81 Office Supplies
        44619          7/22/99 CALIFORNIA INTERIOR PLANT        205.00 Interior Live Plant Service
        44620          7/22/99 COAST TO COAST                   110.00 Office Supplies
        44621          7/22/99 Court Trustee                     30.00 Employee Garnishment
        44622          7/22/99 DISTRICT COURT TRUSTEE           450.00 Employee Garnishment
        44623          7/22/99 FS TEMPORARY PERSONNEL, I      2,465.48 Temporary Help Wages: Post-Petition only
        44624          7/22/99 FUELMAN                           59.91 Company vehicle gasoline
        44625          7/22/99 FEDERAL EXPRESS                  205.50 Freight
        44626          7/22/99 GAS COMPANY                       12.71 Utilities
        44627          7/22/99 Greater Kalamazoo United         233.78 Employee P/R Deducted Contribution
        44628          7/22/99 H. FAZELI                        912.00 Office Supplies
        44629          7/22/99 HAMILTON COUNTY HUMAN RES      1,459.61 Employee Garnishment
        44630          7/22/99 HYSTER CREDIT COMPANY          1,082.02 Capital Lease
        44631          7/22/99 INSTRON CORP.                  1,995.00 Operating Supplies
        44632          7/22/99 INTERCALL, INC.                  114.30 Telephone
        44633          7/22/99 IRON MOUNTAIN                    239.04 Storage Services
        44634          7/22/99 ISOMEDIX OPERATIONS INC..      7,650.00 Product Sterilization & Testing Services
        44635          7/22/99 J&H MARSH & McLENNAN          25,997.00 Workers Compensation Insurance
        44636          7/22/99 JOBTRAK                          149.00 Job Advertisement Expense
        44637          7/22/99 Kui Co.                          863.93 Raw Materials
        44638          7/22/99 LABOR READY SOUTHWEST, IN      6,265.56 Temporary Employee Help: Post-Petition only
        44639          7/22/99 LUCENT TECHNO PRODUCT FIN        884.02 Telephone
        44640          7/22/99 Lee Spring Co.                   139.67 Raw Materials
        44641          7/22/99 Lippincott, Williams & Wi        399.31 Subscriptions & Dues
        44642          7/22/99 MANAN MEDICAL PRODUCTS, I      2,207.50 Raw Materials
        44643          7/22/99 MICHIGAN DEPT. OF TREASUR        500.00 Taxes, Other
        44644          7/22/99 Management Solutions, Inc     10,720.00 Temporary Employee Help [$5,120 Pre-Petition], Balance "POST"
        44645          7/22/99 NAMSA                          2,109.00 Product Sterilization & Testing Services
        44646          7/22/99 NETWORK SOLUTIONS, INC                - Void - not due on 7/22 [see #44689]
        44647          7/22/99 O'NEIL STORAGE                   301.58 Storage Services
        44648          7/22/99 PACIFIC BELL                   2,978.37 Telephone
        44649          7/22/99 PAGENET-PAGING NETWORK, I      2,207.95 Telephone
        44650          7/22/99 PITNEY BOWES                     273.81 Postage/Freight
        44651          7/22/99 PITNEY BOWES CREDIT CORP         462.00 Maintenance & Repairs
        44652          7/22/99 PITNEY BOWES                     220.89 Postage/Freight
        44653          7/22/99 POLYCRAFT,INC.-AARD INDUS        646.86 Raw Materials
        44654          7/22/99 PRAXAIR DISTRIBUTION INC.         31.32 Operating Supplies
        44655          7/22/99 PROFESSIONAL STAFFING SER      3,446.72 Temporary Employee Help: Post-Petition only
        44656          7/22/99 PRUDENTIAL OVERALL SUPPLY        294.60 Operating Supplies
        44657          7/22/99 Polk County Clerk of Court       272.19 Employee Garnishment
        44658          7/22/99 REMEDY                         1,082.34 Temporary Employee Help: Post-Petition only
        44659          7/22/99 SPARKLETTS DRINKING WATER         73.34 Office Supplies
        44660          7/22/99 STERIGENICS INTERNATIONAL        558.00 Product Sterilization & Testing Services
        44661          7/22/99 TRANSGROUP                     6,700.00 Freight
        44662          7/22/99 TRANSQUIK, INC.                1,500.00 Freight
        44663          7/22/99 U-HAUL INTERNATIONAL              30.77 Operating Supplies
        44664          7/22/99 XEROX CORPORATION                686.97 Equipment Rent
        44665          7/22/99 YULY CHEYSUIN                    673.50 Misc Auto Transport
        44666          7/22/99 M.A. HANNA RESIN               4,406.00 Raw Materials Deposit
        44667          7/22/99 Modern Concepts Inc.             837.50 Raw Materials Deposit
        44668          7/22/99 PERFORMANCE POLYMERS           5,670.00 Raw Materials Deposit
        44669          7/22/99 ULINE SHIPPING SUPPLY          1,219.00 Raw Materials Deposit
        44670          7/23/99 DARRELL ECKSTEIN              11,586.10 Employee T&E
        44671          7/23/99 DAVID G. GOODMAN                 898.50 Employee T&E

                       IMAGYN MEDICAL TECHNOLOGIES, INC.
        SCHEDULE OF CHECKS PRINTED FROM WELLS FARGO ACCOUNT #4759-011166
                           FOR THE MONTH OF JULY 1999

Check Number          Check Date     Vendor Name                  Check Amount           Purpose
----------------------------------------------------------------------------------------------------------------------------------
        44672          7/23/99 DENNIS CONSTANTINOU                  278.95 Employee T&E
        44673          7/23/99 DONNA SHELTON                     10,218.68 Employee T&E
        44674          7/23/99 GUY LOWERY                         4,951.45 Employee T&E
        44675          7/23/99 HARRIET SCHWARTZMAN                  769.30 Employee T&E
        44676          7/23/99 KEITH THOLIN                       1,706.07 Employee T&E
        44677          7/23/99 KEVIN HIGGINS                        108.33 Employee T&E
        44678          7/23/99 MALCOLM D. HEAVEN                  5,271.69 Employee T&E
        44679          7/23/99 MICHAEL QUINN                      1,371.08 Employee T&E
        44680          7/23/99 RANDY CONDIE                       4,326.03 Employee T&E
        44681          7/23/99 ROBERT WINKE                          65.03 Employee T&E
        44682          7/23/99 SAMANTHA PROPECK                   4,841.31 Employee T&E
        44683          7/23/99 STEPHEN BAGLEY                     1,571.92 Employee T&E
        44684          7/23/99 STEPHEN BUMB                         126.03 Employee T&E
        44685          7/23/99 STEVE HARRINGTON                      87.04 Employee T&E
        44686          7/23/99 SUSAN SABO                         1,813.94 Employee T&E
        44687          7/23/99 WILLIAM BARRETT                      931.54 Employee T&E
        44688          7/23/99 LEHNER/MARTIN, INC.                   75.10 Chemicals Deposit
        44689          7/23/99 NETWORK SOLUTIONS, INC                35.00 Licenses & Fees
        44690          7/23/99 ACU MOLD                                  - Clear Raw Materials Deposit
        44691          7/23/99 ADVANCED MATERIALS, INC.                  - Clear Raw Materials Deposit
        44692          7/23/99 ALCON SURGICAL                            - Clear Raw Materials Deposit
        44693          7/23/99 APPERSON PRINT MANAGEMENT                 - Clear Office Supplies Deposit
        44694          7/23/99 BOURHIS MOLD                              - Clear Mold Repair Deposit
        44695          7/23/99 BRANDON INTERNATIONAL                     - Clear Raw Materials Deposit
        44696          7/23/99 CR CONSOLIDATED REPROGRAP                 - Clear Raw Materials Deposit
        44697          7/23/99 DIE TECHNOLOGIES                          - Clear Raw Materials Deposit
        44698          7/23/99 EM CORPORATION                            - Clear Raw Materials Deposit
        44699          7/23/99 ETHICON                                   - Clear Raw Materials Deposit
        44700          7/23/99 Excalibre Engineering                     - Clear Raw Materials Deposit
        44701          7/23/99 GFS MACHINING INC.                        - Clear Raw Materials Deposit
        44702          7/23/99 GRIFFITH MICRO SCIENCE                    - Clear Product Sterilization & Testing Services Deposit
        44703          7/23/99 K-L INDUSTRIES                            - Clear $0.00 Purchase Order Payable from system
        44704          7/23/99 ICC INSTRUMENT CO., INC                   - Clear Calibration Deposit
        44705          7/23/99 IMAGYN MEDICAL TECHNOLOGI                 - Clear $0.00 Purchase Order Payable from system
        44706          7/23/99 IRIS / STATSPIN                           - Clear $0.00 Purchase Order Payable from system
        44707          7/23/99 J & J MACHINE, INC.                       - Clear $0.00 Purchase Order Payable from system
        44708          7/23/99 KINETIC LABS                              - Clear $0.00 Purchase Order Payable from system
        44709          7/23/99 M.A. HANNA RESIN                          - Clear Raw Materials Deposit
        44710          7/23/99 MICRO GROUP                               - Clear Raw Materials Deposit
        44711          7/23/99 TIMM MEDICAL RESEARCH                     - Clear $0.00 Purchase Order Payable from system
        44712          7/23/99 Plasto Tech Int' Inc.                     - Clear $0.00 Purchase Order Payable from system
        44713          7/23/99 RICHARD ALLAN MEDICAL                     - Clear $0.00 Purchase Order Payable from system
        44714          7/23/99 STEVE HARRINGTON                      11.08 Employee T&E
        44715          7/23/99 Thomas CNC Machining                      - Clear Raw Materials Deposit
        44716          7/23/99 ULINE SHIPPING SUPPLY                     - Clear Raw Materials Deposit
        44717          7/26/99 Betty Selby                        7,069.30 Royalties - Censlide product
        44718          7/26/99 MOUNTAIN FRESH - SIERRA S            134.24 Equipment Rent
        44719          7/26/99 RTP COMPANY                       21,840.00 Raw Materials
        44720          7/26/99 STERIGENICS INTERNATIONAL          1,981.32 Product Sterilization & Testing Services
        44721          7/26/99 M.A. HANNA RESIN                   1,740.00 Raw Materials  Deposit
        44722          7/26/99 MICRO PRECISION CALIBRATION          139.16 Raw Materials Deposit
        44723          7/27/99 ROBERT LICHA/PETTY CASH OFFICER      922.45 Petty Cash Reimbursement
        44724          7/27/99 UNITED PARCEL SERVICE              8,517.37 Freight
        44725          7/27/99 SK ADVERTISING                     8,791.20 Bankruptcy Date Notice
        44726          7/27/99 DONNELY PLASTIC EQUIPMENT                 - Clear Operating Supplies Deposit
        44727          7/27/99 Lehner/Martin, Inc.                       - Clear Chemicals Deposit
        44728          7/27/99 NAMSA                                     - Clear Product Sterilization & Testing Services Deposit
        44729          7/27/99 MICHAEL QUINN                      7,654.07 Employee Housing Allowance
        44730          7/29/99 BURNS, DOANE, SWECKER & M                 - Void - Invoice entered to incorrect vendor
        44731          7/29/99 CARIN BEANS                          345.00 Consulting Fees
        44732          7/29/99 CHICAGO TRUST CO.                 42,283.75 Employee 401K Plan Withholding
        44733          7/29/99 IMAGYN FLEXIBLE SPENDING           2,971.39 Employee Flex Plan Spending Account Withholding
        44734          7/29/99 INTEGRATED MANAGEMENT SER         54,336.55 Information Services: MIS Outsourcing
        44735          7/29/99 Inquire Market Research,           2,048.00 Consulting Fees
        44736          7/29/99 MIKE JOHNSTON                      3,579.41 Employee Tuition Reimbursement Expense

                       IMAGYN MEDICAL TECHNOLOGIES, INC.
        SCHEDULE OF CHECKS PRINTED FROM WELLS FARGO ACCOUNT #4759-011166
                           FOR THE MONTH OF JULY 1999

Check Number          Check Date     Vendor Name                          Check Amount           Purpose
----------------------------------------------------------------------------------------------------------------------------------
        44737          7/29/99 U.S.TRUSTEE                                       250.00 US Trustee Quarterly Fee
        44738          7/29/99 WISCONSIN DEPT. OF REVENU                          10.00 Taxes, Other
        44739          7/29/99 HOWARD & HOWARD ATTORNEYS                         400.00 Legal Fees-Patents
        44740          7/29/99 U.S.TRUSTEE                                       250.00 US Trustee Quarterly Fee
        44741          7/29/99 U.S.TRUSTEE                                       250.00 US Trustee Quarterly Fee
        44742          7/29/99 U.S.TRUSTEE                                       250.00 US Trustee Quarterly Fee
        44743          7/29/99 U.S.TRUSTEE                                       250.00 US Trustee Quarterly Fee
        44744          7/29/99 U.S.TRUSTEE                                       250.00 US Trustee Quarterly Fee
        44745          7/29/99 U.S.TRUSTEE                                       250.00 US Trustee Quarterly Fee
        44746          7/29/99 M.A. HANNA RESIN                                       - Clear Raw Materials Deposit
        44747          7/29/99 ULINE SHIPPING SUPPLY                                  - Clear Raw Materials Deposit
        44748          7/29/99 UNIFORM TUBES, INC.                                    - Clear Raw Materials Deposit
        44749          7/29/99 R.S. HUGHES                                       158.09 Freight Deposit
        44750          7/29/99 BURRTEC WASTE INDUSTRIES,                         356.24 Utilities
        44751          7/29/99 STEPHEN MCMINDES                                  375.00 Employee T&E
        44752          7/29/99 SUSAN NICKERSON                                   356.24 Employee T&E
        44753          7/29/99 UPS CUSTOMHOUSE BROKERAGE                         266.50 Freight
        44754          7/29/99 BRENT ROTH                                        526.42 Employee T&E
        44755          7/29/99 J&H MARSH & McLENNAN                           26,614.15 General Liability Insurance
        44756          7/29/99 Advanced Polymers, Inc.                                - Clear Raw Materials Deposit
        44757          7/29/99 IMS CO./ THRIFT PRODUCTS                               - Clear Raw Materials Deposit
        44758          7/30/99 AT&T                                              175.47 Telephone
        44759          7/30/99 AT&T                                               23.45 Telephone
        44760          7/30/99 BREW MASTERS                                      190.15 Office Supplies
        44761          7/30/99 COAST TO COAST                                  1,325.33 Office Supplies
        44762          7/30/99 COMPUTER PATENT ANNUITIES                       2,123.38 Legal Fees - Patents
        44763          7/30/99 DATASTREAM SYSTEMS, INC.                           79.00 Raw Materials
        44764          7/30/99 DONNELY PLASTIC EQUIPMENT                          38.21 Operating Supplies
        44765          7/30/99 FOODCRAFT                                         121.90 Office Supplies
        44766          7/30/99 FS TEMPORARY PERSONNEL, I                              - extra check stub
        44767          7/30/99 FS TEMPORARY PERSONNEL, I                              - extra check stub
        44768          7/30/99 FS TEMPORARY PERSONNEL, I                      16,573.62 Temporary Employee Help: ALL Pre-Petition
        44769          7/30/99 FUELMAN                                            89.88 Company vehicle gasoline
        44770          7/30/99 FEDERAL EXPRESS                                   328.00 Freight
        44771          7/30/99 HANDY SERVICE                                   1,280.61 Raw Materials
        44772          7/30/99 HEWLETT PACKARD                                   920.01 Maintenance & Repairs
        44773          7/30/99 IRVINE RANCH WATER DISTRI                          17.34 Utilities
        44774          7/30/99 LINDY OFFICE PRODUCTS                             329.71 Office Supplies
        44775          7/30/99 LUCENT TECHNOLOGIES                               503.36 Telephone
        44776          7/30/99 NTFC Capital Corporation                          418.84 Capital Lease
        44777          7/30/99 NORWEST FINANCIAL LEASING                         179.12 Equipment Rent
        44778          7/30/99 NTFC Capital Corporation                          517.23 Capital Lease
        44779          7/30/99 NTFC Capital Corporation                           64.82 Equipment Rent
        44780          7/30/99 Nicholas J. Roitz                               4,410.00 Consulting Fees
        44781          7/30/99 PACIFIC BELL                                    5,801.35 Telephone
        44782          7/30/99 PITNEY BOWES CREDIT CORP                          642.93 Postage/Freight
        44783          7/30/99 PITNEY BOWES SUPPLY                                43.57 Postage/Freight
        44784          7/30/99 PRUDENTIAL OVERALL SUPPLY                         149.75 Operating Supplies
        44785          7/30/99 Precision Wire Components                       1,178.00 Raw Materials
        44786          7/30/99 Qwest/LCI                                         197.12 Telephone
        44787          7/30/99 TRANSGROUP                                      1,418.16 Freight
        44788          7/30/99 UNITED STATES POSTAL SERVICE                      300.00 Postage/Freight
        44789          7/30/99 U.S. BANCORP LEASING&FINA                       1,605.63 Capital Lease
        44790          7/30/99 UNITED PARCEL SERVICE                           1,143.69 Freight
        44791          7/30/99 WASTE MGMT OF ORANGE COUN                         700.00 Utilities
        44792          7/30/99 ZEE MEDICAL SERVICE CO.                           295.85 Office Supplies
Elect Fund
Trans [4456475]        7/19/99 THE STATE INSURANCE FUND                          751.65 Workers Compensation Insurance
                                                                           ------------
Grand Total: Checks issued in July 1999                                    1,215,704.95
                                                                           ============

                              JULY CHECK REGISTER
                                WELLS FARGO BANK
                             ACCOUNT NO. 4759-011299
                                  July 31, 1999



------------------------------------------------------------------------------------------------------------------------------------
  CHECK NUMBER       CHECK DATE       VENDOR NUMBER              VENDOR                      AMOUNT      DESCRIPTION
     61039             7/2/99             11016        CHARTER MANAGEMENT SERVICE          11,250.00 RENT EXPENSE - TIMM
     61040             7/2/99             11637        KPERS REALT HOLDING NO 1             7,954.00 RENT EXPENSE - KC
     61041             7/7/99             11789        BLUM, MATT                           3,107.63 TELEPHONE
     61042             7/7/99              7487        CALLAHAN, DAN                        3,932.31 EMPLOYEE EXPENSES
     61043             7/7/99              410         FEDERAL EXPRESS CORP                   522.50 SHIPPING EXPENSE
     61044             7/7/99             11798        I3 INTERNATL ISOTOPES INC              282.75 BRACHY SEEDS
     61045             7/7/99             11733        KANSAS CITY STAR                       391.75 PROFESSIONAL SERVICE
     61046             7/7/99             10486        NEUMANN, JEFF                        1,970.48 EMPLOYEE EXPENSES
     61047             7/7/99             11813        SOUTHWESTERN BELL                    1,780.55 TELEPHONE
     61048            7/13/99             11817        AAPM                                 4,100.00 EXHIBIT SPACE EXPENSE
     61049            7/13/99             11664        ASTRO                                2,500.00 PREPAID EXHIBIT EXPENSE
     61050            7/13/99                                                                      - VOID-UNUSED
     61051            7/13/99              410         FEDERAL EXPRESS CORP                 1,167.50 SHIPPING EXPENSE
     61052            7/13/99             11798        I3 INTERNATL ISOTOPES INC              664.80 BRACHY SEEDS
     61053            7/13/99             11734        KANSAS CITY POWER & LIGHT              745.28 UTILITIES
     61054            7/13/99             11808        KANSAS GAS SERVICE                     123.38 UTILITIES
     61055            7/13/99             11816        MEDTECH DIAGNOSTIC SERVIC              460.00 COGS - BRACHY SEEDS
     61056            7/20/99             11819        EXHIBITREE                             175.09 EXHIBIT EXPENSE
     61057            7/22/99              7487        CALLAHAN, DAN                        2,801.28 EMPLOYEE EXPENSES
     61058            7/22/99              410         FEDERAL EXPRESS CORP                   436.25 SHIPPING EXPENSE
     61059            7/22/99                                                                      - VOID-UNUSED
     61060            7/22/99             11798        I3 INTERNATL ISOTOPES INC            4,224.85 BRACHY SEEDS
     61061            7/22/99             11762        KOLVEK, DENNY                           61.76 EMPLOYEE EXPENSES
     61062            7/22/99             11681        MONDALEK, PETER                      2,000.00 PROFESSIONAL SERVICE
     61063            7/22/99             10486        NEUMANN, JEFF                        1,564.27 EMPLOYEE EXPENSES
     61064            7/22/99             11818        OSBON PROPERTIES                       262.69 REAL PROPERTY TAX - AUGUSTA
     61065            7/22/99             11790        SPRINT                                 115.00 TELEPHONE
     61066            7/22/99             11809        STERLING SPRINGS                        36.72 EMPLOYEE BENEFITS
     61067            7/22/99             11810        SOUTHWESTERN BELL                      278.29 TELEPHONE
     61068            7/22/99             11802        SPRINT PCS                             539.20 TELEPHONE
     61069            7/22/99              250         UNITED PARCEL SERVICE                   56.00 SHIPPING EXPENSE
     61070            7/28/99             11754        AARON RENTS, INC                       788.27 FURNITURE RENTAL
     61071            7/28/99             11796        AUGUSTA DATA STORAGE CENT              892.65 STORAGE UNIT
     61072            7/28/99              410         FEDERAL EXPRESS CORP                   376.75 SHIPPING EXPENSE
     61073            7/28/99              9410        FUJITSU FINANCIAL SERVICE            3,088.99 LEASED EQUIPMENT
     61074            7/28/99             11798        I3 INTERNATL ISOTOPES INC              120.00 BRACHY SEEDS
     61075            7/28/99              730         PETTY CASH - RICH ADAMS                832.82 PETTY CASH
     61076            7/28/99             11820        SHORELINE SIGN GRAPHICS                660.25 EXHIBIT EXPENSE
     61077            7/28/99             11790        SPRINT                                 113.71 TELEPHONE
     61078            7/28/99             11809        STERLING SPRINGS                        25.54 EMPLOYEE BENEFITS
     61079            7/28/99              410         FEDERAL EXPRESS CORP                 1,000.00 FREIGHT DEPOSIT
      K24             7/13/99              6008        DURACELL, INC.                              - P.O. CLEARING
      K25             7/13/99              4251        GLOBAL INDUSTRIAL EQUIPME                   - P.O. CLEARING
      K26             7/13/99              2435        K - L INDUSTRIES, INC.                      - P.O. CLEARING
      K27             7/13/99             10497        NATIONAL COMPUTER SYSTEMS                   - P.O. CLEARING
      K28             7/13/99              8844        NORTHERN TELECOM                            - P.O. CLEARING
      K29             7/13/99              4996        PATTON PRINTING, INC.                       - P.O. CLEARING
      K30             7/13/99              4033        STATE PRINTING CO.                          - P.O. CLEARING
      K31             7/13/99              8595        STEPHEN GOULD CORP.                         - P.O. CLEARING
      K32             7/13/99              2190        SUNBELT CONTAINER CORP.                     - P.O. CLEARING
      K33             7/13/99              4084        TATE'S COMPANY                              - P.O. CLEARING
      K34             7/13/99              1715        TIDWELL PRINTING & DESIGN                   - P.O. CLEARING
      K35             7/13/99             10397        UROMETRICS                                  - P.O. CLEARING
      K36             7/21/99              8286        ASF THOMAS                                  - P.O. CLEARING
      K37             7/30/99             11455        CRAMP & TATE INC                            - P.O. CLEARING
      K38             7/30/99              9055        MACK MOLDING                                - P.O. CLEARING
                                                                                          ----------
TOTAL OF CHECKS PRINTED                                                                    61,403.31
                                                                                           =========

IMAGYN SURGICAL
Old Kent Bank Disbursement Account - 1319982
July 1, 1999 - July 31, 1999


  Check     Check     Vendor                                                            Payment
  Number    Date      Number                Vendor Name                         Amount    Type               Description
----------------------------------------------------------------------------------------------------------------------------------
162440     7/1/99     42333       KAMPS PALLETS, INC.                           200.00     COD                  Supplies
162441     7/1/99     37338       ITS COMMUNICATIONS                            703.64     COD                  Supplies
162442     7/2/99     11520       BERGEN CABLE TECHNOLOGIES                          -                            Void
162443     7/1/99     10529       BANKERS LEASING SERVICES, IN                2,662.72    Terms           Term. Lease-Warehouse
162444     7/1/99     995         ADAMS/REMCO, INC                              155.17    Terms            Supplies/Equipment
162445     7/1/99     2265        AIRBORNE EXPRESS                               67.65    Terms                  Freight
162446     7/1/99     20300       CONSUMERS ENERGY                            3,308.04    Terms                 Utilities
162447     7/1/99     20799       CORPORATE BUSINESS CONNECTIO                2,007.94    Terms              Int'l. Services
162448     7/1/99     26850       BELL ATLANTIC                                 107.40    Terms                Telephones
162449     7/1/99     27989       FEDERAL EXPRESS CORP.                         257.95    Terms                  Freight
162450     7/1/99     31790       GREAT LAKES EMPLOYMENT, INC.                1,171.73    Terms             Temporary Agency
162451     7/1/99     32090       GULL LAKE ANIMAL HOSPITAL                     275.00    Terms                   R & D
162452     7/1/99     35364       HUNTINGTON NATIONAL BANK-15                        -                            Void
162453     7/1/99     36958       INTERCALL                                     665.83    Terms                Telephones
162454     7/1/99     46042       QWEST                                              -                            Void
162455     7/1/99     48876       MANPOWER OF LANSING MI                      6,827.41    Terms             Temporary Agency
162456     7/1/99     50742       GORDON & PHYLLIS MCALLASTER                 4,500.00    Terms             Rent - Warehouse
162457     7/1/99     52881       MICHIGAN MEDICAL DEVICE ASSN                  500.00    Terms              Membership Dues
162458     7/1/99     56798       NEWHAUSER ASSOCIATES                       61,875.00    Terms            Quarterly Interest
162459     7/1/99     59259       PARAMETRIC SOLUTIONS                           75.00    Terms                QA Training
162460     7/1/99     60448       PERFORMANCE COMMUNICATION                     725.04    Terms              Business Cards
162461     7/1/99     66969       ROSE EXTERMINATIONS                           196.52    Terms               Exterminator
162462     7/1/99     69826       SECURITY ARCHIVES                             210.45    Terms             Document Storage
162463     7/1/99     78011       WILLIAM R. TARELLO                            151.09    Terms                 Royalties
162464     7/1/99     82550       UNITED PARCEL SERVICE                       7,098.40    Terms                  Freight
162465     7/1/99     99729       R & L CARRIERS, INC.                          301.87    Terms                  Freight
162466     7/1/99     102486      KSS ENTERPRISES                                29.89    Terms                 Supplies
162467     7/1/99     102944      WILLIAMS U STORE                               72.00    Terms              Storage Rental
162468     7/1/99     103396      ELLIOT H. KORNBERG, M.D.                      184.66    Terms                 Royalties
162469     7/1/99     81375       TWIST, INC.                                   218.06     CIA                Raw Material
162470     7/1/99     60100       PENN UNITED TECHNOLOGY, INC.               50,000.00     CIA                Raw Material
162471     7/1/99     61471       PRINTEX                                    11,605.88     CIA                Raw Material
162472     7/1/99     71937       STMC                                       60,000.00     CIA                Raw Material
162473     7/1/99     MS0544      G & G MACHINE TECHNOLOGIES                 12,887.00     CIA                Raw Material
162474     7/2/99     10545       BARGER PACKAGING CORP.                             -                            Void
162475     7/2/99     11610       BIG APPLE BAGELS                               42.68     COD             Bagels - Cafeteria
162476     7/2/99     11520       BERGEN CABLE TECHNOLOGIES                     649.50     COD                Raw Material
162477     7/2/99     48876       MANPOWER OF LANSING MI                     42,550.73    Terms       Temporary Agency-Prepetition
162478     7/2/99     49665       NOVATION, LLC                              11,574.72    Terms                  Rebates
162479     7/2/99     59252       PARAGON MEDICAL, INC.                      31,371.26     CIA                Raw Material
162480     7/2/99     77160       STERIGENICS INTERNATIONAL                   3,138.99    Terms               Sterilization
162481     7/2/99     77168       STERILE SYSTEMS, INC.                         695.00    Terms               Sterilization
162482     7/2/99     MS1774      TENET HEALTHCARE CORP                       1,793.17    Terms                  Rebates
162483     7/6/99     10545       BARGER PACKAGING CORP.                             -                            Void
162484     7/6/99     MS0717      ENDOSCOPIC CONCEPTS                        30,000.00    Terms                 Royalties
162485     7/8/99     46042       QWEST                                           5.00    Terms                Telephones
162485     7/6/99     46042       QWEST                                       7,873.47    Terms                Telephones
162486     7/6/99     58262       ONE WAY PRODUCTS,INC.                         413.32     COD                  Supplies
162487     7/6/99     73155       STAGGS VENDING                                187.08     COD               Vending Machine
162488     7/6/99     58164       OKAY INDUSTRIES                             2,175.80     COD                Raw Material
162489     7/7/99     66549       ROADWAY EXPRESS                               251.18     COD                   Freight

IMAGYN SURGICAL
Old Kent Bank Disbursement Account - 1319982
July 1, 1999 - July 31, 1999

  Check     Check     Vendor                                                             Payment
  Number    Date      Number                Vendor Name                         Amount    Type               Description
----------------------------------------------------------------------------------------------------------------------------------
162490     7/7/99     995         ADAMS/REMCO, INC                              901.51    Terms          Copier Supplies/Rental
162491     7/7/99     6120        AMERITECH                                   4,611.50    Terms                Telephones
162492     7/7/99     6875        AT&T                                            7.85    Terms                Telephones
162493     7/7/99     11591       BINGER SHIPPING SUPPLIES, IN                  357.80    Terms                 Supplies
162494     7/7/99     27989       FEDERAL EXPRESS CORP.                         427.85    Terms                  Freight
162495     7/7/99     34752       HEWLETT-PACKARD                             1,093.02    Terms              Computer Repair
162496     7/7/99     48876       MANPOWER OF LANSING MI                      7,830.01    Terms             Temporary Agency
162497     7/7/99     58588       OVERNITE TRANSPORTATION CO.                   248.08    Terms                  Freight
162498     7/7/99     61465       PRESTON TRUCKING COMPANY, IN                   57.90    Terms                  Freight
162499     7/7/99     62401       Rx OPTICAL                                     79.00    Terms              Safety Glasses
162500     7/7/99     66650       ROI SYSTEMS                                 3,172.14    Terms                Maintenance
162501     7/7/99     99500       CENTENNIAL WIRELESS                           104.49    Terms              Cellular Phone
162502     7/7/99     MS1217      VDB MARKETING SERVICES B.V.B                7,917.39    Terms          Int'l. Consulting Fees
162503     7/7/99     57800       U.S. OFFICE PRODUCTS KZOO                   1,173.69     COD               Office Supplies
162504     7/7/99     11520       BERGEN CABLE TECHNOLOGIES                     649.70     COD                Raw Material
162505     7/7/99     27790       FASTENAL COMPANY                            4,757.50     CIA                Raw Material
162506     7/7/99     38638       JB PRINTING CO                                384.00     CIA                Raw Material
162507     7/7/99     51528       MCMASTER-CARR SUPPLY CO.                    1,168.71    Terms               Raw Material
162508     7/7/99     58164       OKAY INDUSTRIES                               411.02     COD                Raw Material
162509     7/7/99     MS0269      HARDWARE PRODUCTS COMPANY                     288.85     COD                Raw Material
162510     7/7/99     51525       STEPHEN J. MCCOLGAN, M.D.                          -                            Void
162511     7/7/99     51525       STEPHEN J. MCCOLGAN, M.D.                   6,508.07    Terms                 Royalties
162512     7/8/99     29725       GEMINI PLASTICS                            57,760.43     CIA                Raw Material
162513     7/8/99     23300       DESIGN STANDARDS CORP.                      7,819.81    Terms               Raw Material
162514     7/8/99     32950       HANSEN/BALK STEEL TREATING C                  277.82    Terms               Raw Material
162515     7/8/99     35363       HYTECH SPRING & MACHINE                     3,707.82     CIA                Raw Material
162516     7/8/99     81375       TWIST, INC.                                   720.45     CIA                Raw Material
162517     7/8/99     MS0655      TOMZ                                       25,000.00     CIA                Raw Material
162518     7/9/99     19902       CONSOLIDATED FREIGHTWAYS                      124.97     COD                   Freight
162519     7/9/99     10545       BARGER PACKAGING CORP.                             -                            Void
162520     7/10/99    10061       MICHAEL ANDERSON                            1,118.08    Terms         Employee Expenses - Post
162521     7/10/99    10545       BARGER PACKAGING CORP.                     10,241.00     CIA                Raw Material
162522     7/10/99    11400       BELMARK                                       711.36    Terms               Raw Material
162523     7/10/99    12225       JOE ABBATEMATTEO                            4,358.78    Terms         Employee Expenses - Post
162524     7/10/99    19866       PAUL CARPENTER                              1,211.49    Terms         Employee Expenses - Post
162525     7/10/99    19870       ROBERT CASS                                   237.78    Terms         Employee Expenses - Post
162526     7/10/99    26502       EFD, INC.                                     151.65    Terms                 Supplies
162527     7/10/99    29180       ROGER FRYE                                     32.06    Terms         Employee Expenses - Post
162528     7/10/99    29725       GEMINI PLASTICS                             5,000.00     CIA                   Deposit
162529     7/10/99    31995       LARRY GRIMM                                 3,137.89    Terms         Employee Expenses - Post
162530     7/10/99    32950       HANSEN/BALK STEEL TREATING C                  487.78    Terms               Raw Material
162531     7/10/99    34833       DAN HILL                                    1,245.69    Terms         Employee Expenses - Post
162532     7/10/99    35291       GREG HUBERT                                 2,614.11    Terms         Employee Expenses - Post
162533     7/10/99    44412       JIM KICHLER                                 1,397.48    Terms         Employee Expenses - Post
162534     7/10/99    44474       JOHN KLINGER                                1,175.66    Terms         Employee Expenses - Post
162535     7/10/99    46110       JENNIFER LAWRENCE                           1,259.28    Terms         Employee Expenses - Post
162536     7/10/99    46310       LEE SPRING CO.                                483.87    Terms               Raw Material
162537     7/10/99    51528       MCMASTER-CARR SUPPLY CO.                      567.04    Terms                 Supplies
162538     7/10/99    54463       MIKE MONTY                                    750.92    Terms         Employee Expenses - Post
162539     7/10/99    58500       MIKE MOLDOVAN                                  81.42    Terms         Employee Expenses - Post
162540     7/10/99    58574       OVERHEAD DOOR COMPANY                         205.00    Terms                 Supplies

IMAGYN SURGICAL
Old Kent Bank Disbursement Account - 1319982
July 1, 1999 - July 31, 1999

  Check     Check     Vendor                                                             Payment
  Number    Date      Number                Vendor Name                          Amount    Type               Description
----------------------------------------------------------------------------------------------------------------------------------
162541     7/10/99    58787       PAD PRINT MACHINERY, INC.                      283.92    Terms                 Supplies
162542     7/10/99    59888       SCOTT PELTON                                 3,561.33    Terms         Employee Expenses - Post
162543     7/10/99    68850       SAM SAYLES                                   1,286.18    Terms         Employee Expenses - Post
162544     7/10/99    68924       AL SCHIFF                                    1,257.35    Terms         Employee Expenses - Post
162545     7/10/99    69011       ROGER SCHULTZ                                   58.20    Terms         Employee Expenses - Post
162546     7/10/99    70908       PENNY SKELTON                                   18.58    Terms         Employee Expenses - Post
162547     7/10/99    73550       VIC STANO                                      713.16    Terms         Employee Expenses - Post
162548     7/10/99    77220       CROYAL STINNETT                                131.30    Terms         Employee Expenses - Post
162549     7/10/99    78044       RYAN TAMURA                                  5,000.37    Terms         Employee Expenses - Post
162550     7/10/99    80190       DAN TOMERLIN                                 2,436.63    Terms         Employee Expenses - Post
162551     7/10/99    84559       MICKI WELCH                                     10.06    Terms         Employee Expenses - Post
162552     7/10/99    99499       WARREN LUN                                      75.91    Terms         Employee Expenses - Post
162553     7/10/99    100599      PAT WHITFIELD                                   10.06    Terms         Employee Expenses - Post
162554     7/10/99    101074      TAMERA LEWIS                                    19.52    Terms         Employee Expenses - Post
162555     7/10/99    MS0472      PTA CORPORATION                                368.51     CIA                Raw Material
162556     7/10/99    MS0495      PHOENIX SPECIALTY MANUFACTUR                   876.80    Terms               Raw Material
162557     7/9/99     10545       BARGER PACKAGING CORP.                              -                            Void
162558     7/9/99     47400       DONNA S. SHELTON                             6,974.32    Terms         Employee Expenses - Post
162559     7/12/99    30001       GORDON FOOD SERVICE                             69.20     COD            Supplies - Cafeteria
162560     7/12/99    11610       BIG APPLE BAGELS                                42.68     COD             Bagels - Cafeteria
162561     7/12/99    44270       KERK MOTION PRODUCTS, INC                    3,787.74     COD                Raw Material
162562     7/12/99    57800       U.S. OFFICE PRODUCTS KZOO                      393.11     COD                  Supplies
162563     7/12/99    58262       ONE WAY PRODUCTS,INC.                          478.46     COD                  Supplies
162564     7/13/99    19968       CON-WAY CENTRAL EXPRESS                         57.95     COD                   Freight
162565     7/13/99    995         ADAMS/REMCO, INC                               271.36    Terms                 Supplies
162566     7/13/99    1200        ADT SECURITY SYSTEMS                            68.57    Terms           Security - Warehouse
162567     7/13/99    1590        ADVANCED OCCUPATIONAL MEDICI                    15.00    Terms           Professional Services
162568     7/13/99    6120        AMERITECH                                    6,107.66    Terms                Telephones
162569     7/13/99    10180       B&J MOVING AND STORAGE, INC.                   741.47    Terms                Relocation
162570     7/13/99    10529       BANKERS LEASING SERVICES, IN                12,364.48    Terms           Term. Lease-Warehouse
162571     7/13/99    11517       BENEKE CORPORATION                             285.00     COD                Raw Material
162572     7/13/99    20300       CONSUMERS ENERGY                             7,661.50    Terms                 Utilities
162573     7/13/99    22868       DEPT. OF PUBLIC UTILITIES                      943.76    Terms                 Utilities
162574     7/13/99    27989       FEDERAL EXPRESS CORP.                          163.90    Terms                  Freight
162575     7/13/99    31790       GREAT LAKES EMPLOYMENT, INC.                 2,236.35    Terms             Temporary Agency
162576     7/13/99    32555       GULL LAKE SEWER AUTHORITY                      134.75    Terms                 Utilities
162577     7/13/99    36070       INDIANAPOLIS NEWSPAPERS, INC                   564.00    Terms               Ad Placement
162578     7/13/99    39501       JOBTRAK                                             -                            Void
162579     7/13/99    48876       MANPOWER OF LANSING MI                       9,019.19    Terms             Temporary Agency
162580     7/13/99    51800       MEDLINE INDUSTRIES, INC.                       851.50    Terms                 Supplies
162581     7/13/99    58501       OBSERVER & ECCENTRIC NEWSPAP                   348.25    Terms               Ad Placement
162582     7/13/99    60448       PERFORMANCE COMMUNICATION                      354.92     CIA                  Supplies
162583     7/13/99    62073       PURITY CYLINDER GASES                           68.07    Terms              Cylinder Rental
162584     7/13/99    67897       RYDER TRUCK RENTAL INC                       1,949.06    Terms                Truck Lease
162585     7/13/99    69826       SECURITY ARCHIVES                              635.74    Terms             Document Storage
162586     7/13/99    73155       STAGGS VENDING                                 295.09     COD               Vending Machine
162587     7/13/99    73653       STAP BROTHERS                                1,750.00    Terms               Lawn Service
162588     7/13/99    77985       TECHSTAFF INC. OF MICHIGAN                   1,630.00    Terms             Temporary Agency
162589     7/13/99    80951       TSE, INC.                                      160.00    Terms                  Service
162590     7/13/99    82550       UNITED PARCEL SERVICE                        5,866.72    Terms                  Freight
162591     7/13/99    99729       R & L CARRIERS, INC.                           284.33    Terms                  Freight

IMAGYN SURGICAL
Old Kent Bank Disbursement Account - 1319982
July 1, 1999 - July 31, 1999

  Check     Check     Vendor                                                          Payment
  Number    Date      Number                Vendor Name                       Amount    Type               Description
----------------------------------------------------------------------------------------------------------------------------------
162592     7/13/99    102237      BESCO                                        49.30    Terms                 Supplies
162593     7/13/99    70340       SERVICE TECTONICS                            37.86     COD                Raw Material
162594     7/14/99    80012       TMD MACHINING                             2,931.80     COD                Raw Material
162595     7/14/99    820         ABLE ELECTRO-POLISHING                      485.60     COD                Raw Material
162596     7/14/99    25000       DENCO INDUSTRIAL PRODUCTS                   134.95     COD                Raw Material
162597     7/14/99    58262       ONE WAY PRODUCTS,INC.                        25.40     COD                  Supplies
162598     7/14/99    27175       ESTES EXPRESS LINES                         150.30     COD                   Freight
162599     7/14/99    45984       R.W. LAPINE, INC.                         1,450.00     COD              Facility Service
162600     7/14/99    10545       BARGER PACKAGING CORP.                           -                            Void
162601     7/14/99    31885       GREEN BAY PACKAGING INC.                  3,787.94    Terms                 Supplies
162602     7/15/99    102900      WINDOWS NT ADMINISTRATOR RPT                 89.00    Terms               Subscription
162603     7/15/99    101341      MICRO PLASTICS, INC.                        174.40     COD                Raw Material
162604     7/15/99    29725       GEMINI PLASTICS                             345.42     CIA                Raw Material
162605     7/15/99    87124       ZEUS IND PRODUCTS                           642.25     CIA                Raw Material
162606     7/19/99    MS0166      NEU-TOOL DESIGN, INC (Biomol                     -                            Void
162607     7/16/99    MS0166      NEU-TOOL DESIGN, INC (Biomol                522.75     COD                Raw Material
162608     7/16/99    10005       ANALYTICAL SOFTWARE SYSTEMS                 450.00     COD             Consulting Services
162609     7/16/99    11460       BRUNK INDUSTRIES, INC.                    5,449.35     CIA                Raw Material
162610     7/19/99    11460       BRUNK INDUSTRIES, INC.                           -                            Void
162611     7/19/99    MS0472      PTA CORPORATION                                  -                            Void
162612     7/16/99    67890       MICRO PRECISION SWISS                     3,896.00     CIA                Raw Material
162613     7/16/99    MS0472      PTA CORPORATION                           5,980.00     CIA                Raw Material
162614     7/19/99    27175       ESTES EXPRESS LINES                         133.70     COD                   Freight
162615     7/19/99    19968       CON-WAY CENTRAL EXPRESS                      97.20     COD                   Freight
162616     7/19/99    102764      YELLOW FREIGHT SYSTEM                       185.45     COD                   Freight
162617     7/19/99    103404      MCLUBE                                    1,617.00     COD                Raw Material
162618     7/19/99    45984       R.W. LAPINE, INC.                           172.11     COD           Service Air Conditioner
162619     7/20/99    32165       GULL LAKE CAFE                              148.40    Terms           Sales Admin. Luncheon
162620     7/19/99    11610       BIG APPLE BAGELS                             42.68     COD             Bagels - Cafeteria
162621     7/19/99    13850       BURCHETT QUALITY TOOL                        55.00     COD                Raw Material
162622     7/19/99    57800       U.S. OFFICE PRODUCTS KZOO                 1,177.32     COD               Office Supplies
162623     7/19/99    58262       ONE WAY PRODUCTS,INC.                       601.33     COD              Cleaning Supplies
162624     7/19/99    73155       STAGGS VENDING                              455.99     COD               Vending Machine
162625     7/20/99    46800       LIMTECH, INC.                            16,290.00     CIA                Raw Material
162626     7/21/99    19968       CON-WAY CENTRAL EXPRESS                      80.65     COD                   Freight
162627     7/21/99    58164       OKAY INDUSTRIES                             492.36     COD                Raw Material
162628     7/22/99    50742       GORDON & PHYLLIS MCALLASTER               4,500.00     CIA        Security Deposit - Warehouse
162629     7/21/99    77160       STERIGENICS INTERNATIONAL                 4,073.93    Terms               Sterilization
162630     7/21/99    81210       TRYCO TOOL & MFG CO.                     28,350.00     CIA                Raw Material
162631     7/21/99    87124       ZEUS IND PRODUCTS                        18,945.00     CIA                Raw Material
162632     7/21/99    MS0655      TOMZ                                     50,000.00     CIA                Raw Material
162633     7/21/99    MS1289      BRIMFIELD                                39,600.00     CIA                Raw Material
162634     7/22/99    99807       SAFETY KLEEN CORP.                        1,737.00     COD           Service Hazardous Waste
162635     7/21/99    11400       BELMARK                                     990.70    Terms                 Supplies
162636     7/21/99    11460       BRUNK INDUSTRIES, INC.                    3,133.00     CIA                Raw Material
162637     7/21/99    11591       BINGER SHIPPING SUPPLIES, IN                114.04    Terms                 Supplies
162638     7/21/99    23300       DESIGN STANDARDS CORP.                   10,037.70    Terms               Raw Material
162639     7/21/99    28571       FOCUS                                       175.00    Terms                 Supplies
162640     7/21/99    45995       LANGUAGES INTERNATIONAL                     300.00    Terms                 Supplies
162641     7/21/99    46800       LIMTECH, INC.                             3,900.00     CIA                Raw Material
162642     7/21/99    51528       MCMASTER-CARR SUPPLY CO.                  1,439.24    Terms               Raw Material

IMAGYN SURGICAL
Old Kent Bank Disbursement Account - 1319982
July 1, 1999 - July 31, 1999

  Check     Check     Vendor                                                         Payment
  Number    Date      Number                Vendor Name                      Amount    Type               Description
----------------------------------------------------------------------------------------------------------------------------------
162643     7/21/99    56600       NEW TECH MFG., INC.                       2,198.90    Terms               Raw Material
162644     7/21/99    57800       U.S. OFFICE PRODUCTS KZOO                   184.93     COD                  Supplies
162645     7/21/99    58625       MSC INDUSTRIAL SUPPLY CO.                   513.08    Terms                 Supplies
162646     7/21/99    60448       PERFORMANCE COMMUNICATION                 4,503.60     COD                  Supplies
162647     7/21/99    63220       RANFAC CORP.                              1,139.25     CIA                Raw Material
162648     7/21/99    64996       RICHARD-ALLAN SCIENTIFIC                    268.35    Terms                 Supplies
162649     7/21/99    71937       STMC                                     50,000.00     CIA                Raw Material
162650     7/21/99    77981       TAK ENTERPRISES, INC.                    32,400.00     CIA                Raw Material
162651     7/21/99    80012       TMD MACHINING                               970.00     COD                Raw Material
162652     7/21/99    81375       TWIST, INC.                               4,059.25     CIA                Raw Material
162653     7/21/99    102936      CHEMICAL SOLVENTS                         1,017.87    Terms                 Supplies
162654     7/22/99    10545       BARGER PACKAGING CORP.                           -                            Void
162655     7/22/99    2265        AIRBORNE EXPRESS                             33.00    Terms                  Freight
162656     7/22/99    10550       BARRETT & CO., INC.                       3,000.00    Terms                 Recruiter
162657     7/22/99    18561       COCA-COLA ENTERPRISES                        51.94    Terms              Vending Machine
162658     7/22/99    27160       ERVIN LEASING                               647.70    Terms               Copier Lease
162659     7/22/99    27989       FEDERAL EXPRESS CORP.                       201.90    Terms                  Freight
162660     7/22/99    28105       FORSYTHE MARCELLI JOHNSON                 6,200.00    Terms           Site Select Marketing
162661     7/22/99    29185       FUJITSU FIN. SERVICES                     5,248.40    Terms                Telephones
162662     7/22/99    36958       INTERCALL                                 1,421.92    Terms          Computer Equip./Phones
162663     7/22/99    39501       JOBTRAK                                      90.00    Terms                 Recruiter
162664     7/22/99    48876       MANPOWER OF LANSING MI                    5,993.67    Terms             Temporary Agency
162665     7/22/99    49665       NOVATION, LLC                            34,487.27    Terms             National Accounts
162666     7/22/99    50091       MBE COMPUTERS                               800.00     CIA              Macintosh Monitor
162667     7/22/99    59259       PARAMETRIC SOLUTIONS                        100.00    Terms         Video Sys.Training/Repair
162668     7/22/99    61465       PRESTON TRUCKING COMPANY, IN                 58.44    Terms                  Freight
162669     7/22/99    62073       PURITY CYLINDER GASES                        68.08    Terms           Qtly Cylinder Rental
162670     7/22/99    72369       PAW PAW LAUNDRY                              86.21    Terms            Uniform Laundering
162671     7/22/99    77985       TECHSTAFF INC. OF MICHIGAN                1,630.00    Terms             Temporary Agency
162672     7/22/99    82550       UNITED PARCEL SERVICE                     3,232.19    Terms                  Freight
162673     7/22/99    99807       SAFETY KLEEN CORP.                        1,268.24    Terms              Hazardous Waste
162674     7/22/99    102732      IBM CORPORATION                             463.14    Terms                 Computers
162675     7/22/99    106000      CHARLES POLO & CO.                          166.43    Terms            Production Supplies
162676     7/22/99    MS0786      FUJITSU BUSINESS COMM. SYSTE                 57.40    Terms                Telephones
162677     7/22/99    58164       OKAY INDUSTRIES                           3,695.06     COD                Raw Material
162678     7/23/99    44962       LAB SAFETY SUPPLY CO.                        28.72     COD                  Supplies
162679     7/23/99    2291        DAVID ALEXANDER                           1,319.20    Terms         Employee Expenses - Post
162680     7/23/99    10061       MICHAEL ANDERSON                            655.08    Terms         Employee Expenses - Post
162681     7/23/99    10700       DAN BAUGHMAN                              7,693.80    Terms         Employee Expenses - Post
162682     7/23/99    10701       JILL BAUMAN                                  48.65    Terms         Employee Expenses - Post
162683     7/23/99    12225       JOE ABBATEMATTEO                          5,010.38    Terms         Employee Expenses - Post
162684     7/23/99    13000       JOHN BRANNIGAN                            1,684.59    Terms         Employee Expenses - Post
162685     7/23/99    13480       JOHN BUSSEY                                 876.94    Terms         Employee Expenses - Post
162686     7/23/99    13576       CHAR BROWN                                    6.93    Terms         Employee Expenses - Post
162687     7/23/99    17690       ANTHONY CHEVAIRE                          5,712.68    Terms         Employee Expenses - Post
162688     7/23/99    19866       PAUL CARPENTER                              770.46    Terms         Employee Expenses - Post
162689     7/23/99    23016       ERIC DENTON                                 822.01    Terms         Employee Expenses - Post
162690     7/23/99    28179       STEVE FISHER                                398.29    Terms         Employee Expenses - Post
162691     7/23/99    29200       JUSTIN FULLER                             1,365.75    Terms         Employee Expenses - Post
162692     7/23/99    31000       GEORGE GATTAS                             1,288.39    Terms         Employee Expenses - Post
162693     7/23/99    32311       BRETT HATZ                                1,116.60    Terms         Employee Expenses - Post

IMAGYN SURGICAL
Old Kent Bank Disbursement Account - 1319982
July 1, 1999 - July 31, 1999

  Check     Check     Vendor                                                           Payment
  Number    Date      Number                Vendor Name                        Amount    Type               Description
----------------------------------------------------------------------------------------------------------------------------------
162694     7/23/99    34210       MATT HEINTZ                                  117.34    Terms         Employee Expenses - Post
162695     7/23/99    34500       BRANDON SPENCER                            4,682.33    Terms         Employee Expenses - Post
162696     7/23/99    37601       JAMES JACKSON                              2,677.29    Terms         Employee Expenses - Post
162697     7/23/99    41320       VIRGINIA KERSHNER                             10.40    Terms         Employee Expenses - Post
162698     7/23/99    44471       JOSEPH KLETZEL                             2,766.38    Terms         Employee Expenses - Post
162699     7/23/99    44968       JIM LAWS                                     407.02    Terms         Employee Expenses - Post
162700     7/23/99    46311       CHARLES LEDOUX                             6,178.72    Terms         Employee Expenses - Post
162701     7/23/99    46797       JEFF LIU                                   1,794.88    Terms         Employee Expenses - Post
162702     7/23/99    47291       GEORGE LUTTRELL                              580.55    Terms         Employee Expenses - Post
162703     7/23/99    50093       L. ROBERT MARTIN III                       1,137.96    Terms         Employee Expenses - Post
162704     7/23/99    50138       MARYVALE SAMARITAN HOSPITAL                   19.75    Terms                  Refund
162705     7/23/99    53312       MISSION ST. JOSEPH HEALTH SY                 120.92    Terms                  Refund
162706     7/23/99    57020       ANNE NGUYEN                                1,387.36    Terms         Employee Expenses - Post
162707     7/23/99    57801       OAK VALLEY DISTRICT HOSPITAL                 145.00    Terms                  Refund
162708     7/23/99    58177       DAVID OZINGA                                 622.75    Terms         Employee Expenses - Post
162709     7/23/99    58701       DANA OUELLETTE                             1,208.76    Terms         Employee Expenses - Post
162710     7/23/99    60048       TOM PAYNE                                    224.21    Terms         Employee Expenses - Post
162711     7/23/99    60525       STEPHEN PETERS                               116.18    Terms         Employee Expenses - Post
162712     7/23/99    61330       JULIE POWELL                                  97.96    Terms         Employee Expenses - Post
162713     7/23/99    66604       CHARLES ROBINSON                             753.56    Terms         Employee Expenses - Post
162714     7/23/99    68924       AL SCHIFF                                    215.00    Terms         Employee Expenses - Post
162715     7/23/99    69011       ROGER SCHULTZ                                116.40    Terms         Employee Expenses - Post
162716     7/23/99    70331       MICHELLE SELVIG                              888.53    Terms         Employee Expenses - Post
162717     7/23/99    78044       RYAN TAMURA                                3,567.45    Terms         Employee Expenses - Post
162718     7/23/99    81502       UNIVERSITY OF ILLINOIS                       631.18    Terms                  Refund
162719     7/23/99    85210       WEST JEFFERSON MED CTR.                      119.26    Terms                  Refund
162720     7/23/99    85442       KEN WILSON                                 3,221.81    Terms         Employee Expenses - Post
162721     7/23/99    87981       SALVATORE SINIBALDI, JR.                     488.51    Terms         Employee Expenses - Post
162722     7/23/99    92122       E. TODD VRANIAN                              269.05    Terms         Employee Expenses - Post
162723     7/23/99    102670      BARBARA ELLEN ZAMSKY                       2,901.12    Terms         Employee Expenses - Post
162724     7/23/99    72296       SPECIALTY COATING SYSTEMS                    751.00     COD                Raw Material
162725     7/23/99    950         ACCUSIL, INC.                              1,912.50     CIA                Raw Material
162726     7/23/99    21620       CRYSTAL ENGINEERING                        4,705.10    Terms               Raw Material
162727     7/23/99    60448       PERFORMANCE COMMUNICATION                    961.80     CIA                Raw Material
162728     7/23/99    66425       RJS PRECISION EXTRUSIONS                  15,627.00     CIA                Raw Material
162729     7/23/99    102936      CHEMICAL SOLVENTS                            950.00    Terms                 Supplies
162730     7/23/99    60100       PENN UNITED TECHNOLOGY, INC.             100,000.00     CIA                Raw Material
162731     7/26/99    10545       BARGER PACKAGING CORP.                    59,654.70     CIA                Raw Material
162732     7/26/99    60100       PENN UNITED TECHNOLOGY, INC.             150,000.00     CIA                Raw Material
162733     7/26/99    66425       RJS PRECISION EXTRUSIONS                  13,500.00     CIA                Raw Material
162734     7/26/99    57635       NORWOOD TOOL COMPANY                      22,872.00     CIA                Raw Material
162735     7/28/99    10545       BARGER PACKAGING CORP.                    88,179.02     CIA                Raw Material
162736     7/26/99    10545       BARGER PACKAGING CORP.                    20,330.99     CIA                Raw Material
162737     7/28/99    29735       GENERAL AUTOMATION, INC.                  50,000.00     CIA                Raw Material
162738     7/28/99    60100       PENN UNITED TECHNOLOGY, INC.                      -                            Void
162739     7/28/99    81210       TRYCO TOOL & MFG CO.                      28,350.00     CIA                Raw Material
162740     7/28/99    60100       PENN UNITED TECHNOLOGY, INC.              75,000.00     CIA                Raw Material
162741     7/29/99    MS1217      VDB MARKETING SERVICES B.V.B              10,000.00    Terms         International Consultant
162742     7/29/99    48876       MANPOWER OF LANSING MI                    15,647.80    Terms             Temporary Agency
162743     7/29/99    60100       PENN UNITED TECHNOLOGY, INC.              75,000.00     CIA                Raw Material
162744     7/30/99    9984        AUTO-TEK COMPANY, INC                     12,840.85     CIA                Raw Material

IMAGYN SURGICAL
Old Kent Bank Disbursement Account - 1319982
July 1, 1999 - July 31, 1999

  Check     Check     Vendor                                                           Payment
  Number    Date      Number                Vendor Name                        Amount    Type               Description
----------------------------------------------------------------------------------------------------------------------------------
162745     7/30/99    10545       BARGER PACKAGING CORP.                    110,197.48     CIA                Raw Material
162746     7/30/99    11460       BRUNK INDUSTRIES, INC.                      1,208.82     CIA                Raw Material
162747     7/30/99    23300       DESIGN STANDARDS CORP.                      4,833.54    Terms             NPD & Raw Mat'l.
162748     7/30/99    50091       MBE COMPUTERS                                  48.00     CIA           Sales Tax on Computers
162749     7/30/99    MS0307      MIL-SPEC FASTENERS CORP.                      546.25     COD                  Supplies
162750     7/30/99    60100       PENN UNITED TECHNOLOGY, INC.               75,000.00     CIA                Raw Material
162751     7/30/99    77890       SWISSTRONICS, INC.                          1,009.60     COD                Raw Material
162752     7/30/99    MS0655      TOMZ                                       50,000.00     CIA                Raw Material
162753     7/30/99    72290       SPECIALTY BLADES                            5,410.00    Terms               Raw Material
162754     7/28/99                                                                   -                            Void
162755     7/28/99                                                                   -                            Void
162756     7/28/99                                                                   -                            Void
162757     7/28/99                                                                   -                            Void
162758     7/28/99                                                                   -                            Void
162759     7/28/99                                                                   -                            Void
162760     7/28/99                                                                   -                            Void
162761     7/28/99                                                                   -                            Void
162762     7/28/99                                                                   -                            Void
162763     7/28/99                                                                   -                            Void
162764     7/28/99                                                                   -                            Void
162765     7/28/99                                                                   -                            Void
162766     7/28/99                                                                   -                            Void
162767     7/28/99                                                                   -                            Void
162768     7/28/99                                                                   -                            Void
162769     7/28/99                                                                   -                            Void
162770     7/28/99                                                                   -                            Void
162771     7/28/99                                                                   -                            Void
162772     7/28/99                                                                   -                            Void
162773     7/28/99                                                                   -                            Void
162774     7/28/99                                                                   -                            Void
162775     7/28/99                                                                   -                            Void
162776     7/28/99                                                                   -                            Void
162777     7/28/99                                                                   -                            Void
162778     7/28/99                                                                   -                            Void
162779     7/28/99                                                                   -                            Void
162780     7/28/99                                                                   -                            Void
162781     7/26/99    22235       DATACO DEREX, INC.                            795.92     COD              Printer Supplies
162782     7/26/99    11460       BRUNK INDUSTRIES, INC.                      8,967.13     CIA                Raw Material
162783     7/26/99    81375       TWIST, INC.                                 1,341.69     CIA                Raw Material
162784     7/26/99    11610       BIG APPLE BAGELS                               42.68     COD             Bagels - Cafeteria
162785     7/26/99    58262       ONE WAY PRODUCTS,INC.                         679.81     COD                  Supplies
162786     7/26/99    57800       U.S. OFFICE PRODUCTS KZOO                     730.03     COD                  Supplies
162787     7/26/99    26983       ENTERPRISE FOOD SERVICE                       180.20     COD           Pizzas for team meeting
162788     7/27/99    MS0449      MICROPHOTO, INC.                              384.15     COD                Raw Material
162789     7/27/99    61010       POLYGON COMPANY                             3,220.00     COD                Raw Material
162790     7/27/99    73155       STAGGS VENDING                                356.79     COD               Vending Machine
162791     7/28/99    82550       UNITED PARCEL SERVICE                       4,170.54    Terms                  Freight
162792     7/28/99    5739        AMERICAN MANAGEMENT ASSN.                     169.00    Terms                 Supplies
162793     7/28/99    993         ACCUMET LASER INC                           2,707.99    Terms               Raw Material
162794     7/28/99    5739        AMERICAN MANAGEMENT ASSN.                     676.00    Terms                 Supplies
162795     7/28/99    7701        ANO-KAL                                       115.00    Terms                 Supplies

IMAGYN SURGICAL
Old Kent Bank Disbursement Account - 1319982
July 1, 1999 - July 31, 1999

  Check     Check     Vendor                                                           Payment
  Number    Date      Number                Vendor Name                        Amount    Type               Description
----------------------------------------------------------------------------------------------------------------------------------
162796     7/28/99    11400       BELMARK                                    2,997.68    Terms                 Supplies
162797     7/28/99    21620       CRYSTAL ENGINEERING                          686.55    Terms               Raw Material
162798     7/28/99    22915       DEPATIE FLUID POWER CO.                       35.86    Terms                 Supplies
162799     7/28/99    24414       EXACTO SPRING CORPORATION                    763.49    Terms                 Supplies
162800     7/28/99    36935       INSPECTION EQUIPMENT                         966.25    Terms                 Supplies
162801     7/28/99    37930       J & L INDUSTRIAL SUPPLY                       18.28    Terms                 Supplies
162802     7/28/99    41872       KALAMAZOO GAZETTE                            544.04     CIA                Ad Placement
162803     7/28/99    42304       KALAMAZOO MILL SUPPLY CO                     146.06    Terms                 Supplies
162804     7/28/99    44962       LAB SAFETY SUPPLY CO.                         65.50     COD                  Supplies
162805     7/28/99    51528       MCMASTER-CARR SUPPLY CO.                   1,892.42    Terms                 Supplies
162806     7/28/99    51890       MEDICAL ELASTOMER (MED INC)                1,133.18    Terms               Raw Material
162807     7/28/99    56600       NEW TECH MFG., INC.                        2,732.40    Terms               Raw Material
162808     7/28/99    60448       PERFORMANCE COMMUNICATION                    443.08    Terms               Raw Material
162809     7/28/99    61010       POLYGON COMPANY                              161.80    Terms               Raw Material
162810     7/28/99    69149       SCHUPAN ALUMINUM SALES                        51.12    Terms                 Supplies
162811     7/28/99    72290       SPECIALTY BLADES                             375.00    Terms               Raw Material
162812     7/28/99    72296       SPECIALTY COATING SYSTEMS                    323.14     COD                Raw Material
162813     7/28/99    77160       STERIGENICS INTERNATIONAL                    562.00    Terms               Sterilization
162814     7/28/99    77168       STERILE SYSTEMS, INC.                      2,040.00    Terms               Sterilization
162815     7/28/99    103017      GLOBAL ENGINRG DOCUMENTS                     743.80    Terms                 Supplies
162816     7/28/99    81375       TWIST, INC.                                  833.85     CIA                Raw Material
162817     7/29/99    31885       GREEN BAY PACKAGING INC.                   1,721.15     CIA                  Supplies
162818     7/29/99    995         ADAMS/REMCO, INC                             593.62    Terms               Copier Lease
162819     7/29/99    6875        AT&T                                       1,352.37    Terms                Telephones
162820     7/29/99    13542       BRONSON METHODIST HOSPITAL                    89.25    Terms          Employee Drug Screening
162821     7/29/99    20300       CONSUMERS ENERGY                             455.20    Terms                 Utilities
162822     7/29/99    23400       DETROIT NEWSPAPERS                           364.55    Terms               Ad Placement
162823     7/29/99    27989       FEDERAL EXPRESS CORP.                        302.30    Terms                  Freight
162824     7/29/99    31790       GREAT LAKES EMPLOYMENT, INC.               1,091.40    Terms             Temporary Agency
162825     7/29/99    48876       MANPOWER OF LANSING MI                            -                            Void
162826     7/29/99    50742       GORDON & PHYLLIS MCALLASTER                4,500.00    Terms             Rent - Warehouse
162827     7/29/99    58800       PALMER ENVELOPE                              773.80     CIA                  Supplies
162828     7/29/99    60758       PITNEY BOWES                                 329.13    Terms           Postage Meter Rental
162829     7/29/99    60760       PHILADELPHIA NEWSPAPERS, INC                 579.93    Terms               Ad Placement
162830     7/29/99    66969       ROSE EXTERMINATIONS                           90.00    Terms               Exterminator
162831     7/29/99    76460       WASTE MANAGEMENT OF MI SW                  1,271.57    Terms              Hazardous Waste
162832     7/29/99    77888       CITY OF SPRINGFIELD                           22.79    Terms          Water Bill - Warehouse
162833     7/29/99    77985       TECHSTAFF INC. OF MICHIGAN                 1,630.00    Terms             Temporary Agency
162834     7/29/99    82550       UNITED PARCEL SERVICE                      5,664.17    Terms                  Freight
162835     7/29/99    93520       WASHINGTON BUSINESS INFO                     447.00    Terms              FDA Publication
162836     7/29/99    99500       CENTENNIAL WIRELESS                          176.06    Terms         Cellular Phone - Co. Van
162837     7/29/99    99906       G. NEIL COMPANIES                            126.13    Terms                 Supplies
162838     7/29/99    100299      PM ENGRAVING COMPANY                          98.81     CIA                  Supplies
162839     7/29/99    MS1217      VDB MARKETING SERVICES B.V.B                      -                            Void
162840     7/29/99    64996       RICHARD-ALLAN SCIENTIFIC                     268.34     CIA                  Supplies
162841     7/29/99    61010       POLYGON COMPANY                            3,220.00     COD                Raw Material
162842     7/29/99    71090       SNAPTRON, INC.                             6,557.43     COD                Raw Material
162843     7/30/99    19968       CON-WAY CENTRAL EXPRESS                       97.13     COD                   Freight
                                                                         ------------
                                                                         2,134,855.42
                                                                         ============

IMAGYN SURGICAL
Old Kent Bank Disbursement Account - 1319982
July 1, 1999 - July 31, 1999

  Check     Check     Vendor                                                            Payment
  Number    Date      Number                Vendor Name                         Amount    Type               Description
----------------------------------------------------------------------------------------------------------------------------------
Voided    June    Check #162426         Specialty Coating Systems             (1,530.55)
Voided    June    Check #162302         Windows NT Magazine                      (89.00)
Voided    June    Check #162346         Donna Shelton                         (6,974.32)
                                                                           ------------
                                                                           2,126,261.55
                                                                           ============

                              JULY CHECK REGISTER
                          US BANK DISBURSEMENT ACCOUNT
                            ACCOUNT NO. 152100007367
                                  July 31, 1999




  CHECK NUMBER       CHECK DATE      VENDOR NUMBER          VENDOR                          AMOUNT       DESCRIPTION
----------------------------------------------------------------------------------------------------------------------------------
      27112            7/2/99            I1865       EGP San Antonio Partners,              2,288.66 RENT EXPENSE - EL PASO
      27113            7/2/99            11593       RUEDT, NORMAN T.                      11,408.00 RENT EXPENSE - SPARTA
      27114            7/2/99            11436       WELSH COMPANIES, IINC., G                497.46 RENT EXPENSE - MINNESOTA
      27115            7/7/99                                                                      - VOID-UNUSED
      27116            7/7/99                                                                      - VOID-UNUSED
      27117            7/7/99                                                                      - VOID-UNUSED
      27118            7/7/99                                                                      - VOID-UNUSED
      27119            7/7/99                                                                      - VOID-UNUSED
      27120            7/7/99                                                                      - VOID-UNUSED
      27121            7/7/99                                                                      - VOID-UNUSED
      27122            7/7/99            13774       AT&T                                     126.97 TELEPHONE
      27123            7/7/99            I1416       OLSTEN STAFFING SERVICES                 480.00 TEMPORARY HELP WAGES
      27124            7/7/99            I1730       PRESTON TRUCKING                       4,644.90 COLLECTED FREIGHT
      27125            7/7/99            I1641       SOUTHWESTERN BELL                        347.94 TELEPHONE
      27126            7/7/99            I1397       UNITED PARCEL SERVICES                   184.52 COLLECTED FREIGHT
      27126            7/7/99            I1398       UNITED PARCEL SERVICES                   541.97 COLLECTED FREIGHT
      27128            7/7/99            I1379       WATKINS MOTOR LINES                      586.82 FREIGHT IN
      27129            7/7/99            I1264       YELLOW FREIGHT SYSTEMS                   592.60 FREIGHT IN
      27130           7/13/99                                                                      - VOID-UNUSED
      27131            7/7/99            I1264       YELLOW FREIGHT SYSTEMS                    93.73 FREIGHT IN
      27132            7/8/99            I1813       SPECIALITY HEALTHCARE                 11,482.71 RAW MATERIALS DEPOSIT
      27133            7/8/99            I1830       RAMIREZ, GLORIA                          796.32 PETTY CASH
      27134            7/8/99            I1016       AUTOMATIC PACKAGING SYSTE              1,540.00 RAW MATERIALS DEPOSIT
      27135            7/8/99            I1038       CAPITAL VIAL                          20,217.26 RAW MATERIALS DEPOSIT
      27136            7/8/99            I1449       ISOMEDIX #14                           1,779.00 RAW MATERIALS DEPOSIT
      27137           7/13/99                                                                      - VOID-UNUSED
      27138            7/8/99            I1548       LONDON INTERNATIONAL (ALA              2,721.60 RAW MATERIALS DEPOSIT
      27139           7/13/99            I1134       3 M                                           - P.O. CLEARING
      27140           7/13/99            I1185       ADI MEDICAL                                   - P.O. CLEARING
      27141           7/13/99            12644       AMSINO INTERNATIONAL                          - P.O. CLEARING
      27142           7/13/99            13883       AT&T                                      29.94 TELEPHONE
      27143           7/13/99           I14043       AT&T                                     549.95 TELEPHONE
      27144           7/13/99            I1016       AUTOMATIC PACKAGING SYSTE                     - P.O. CLEARING
      27145           7/13/99            2500        Apperson Business Forms                       - P.O. CLEARING
      27146           7/13/99            I1038       CAPITAL VIAL                                  - P.O. CLEARING
      27147           7/13/99            I1376       CONSOLIDATED FREIGHTWAYS                 566.87 FREIGHT IN
      27148           7/13/99            11917       DCLL BUYING GROUP                             - VOID-WRONG AMOUNT
      27149           7/13/99            I1680       ELPASO ELECTRIC                          123.89 UTILITIES
      27150           7/13/99                                                                      - VOID-UNUSED
      27151           7/13/99                                                                      - VOID-UNUSED
      27152           7/13/99            I1778       EUROMEDICAL INDUSTRIES SN                     - P.O. CLEARING
      27153           7/13/99            12706       EUROMEDICAL/ALLEGIANCE                        - P.O. CLEARING
      27154           7/13/99            I1174       EXECU-FORMS, LTD                              - P.O. CLEARING
      27155           7/13/99            I1057       HISHI PLASTICS                                - P.O. CLEARING
      27156           7/13/99            13873       HOMECARE PROVIDERS CO-OP                      - VOID-WRONG AMOUNT
      27157           7/13/99            I1267       INTERGRAPHICS                                 - P.O. CLEARING
      27158           7/13/99            I1089       MERCURY PLASTICS                              - P.O. CLEARING
      27159           7/13/99            I1233       MOBILE COPYING SERVICE                        - P.O. CLEARING
      27160           7/13/99            I1093       NORTON PERFORMANCE                            - P.O. CLEARING
      27161           7/13/99            I1416       OLSTEN STAFFING SERVICES                 480.00 TEMPORARY HELP WAGES
      27162           7/13/99            11491       PHARMACEUTICAL BUYERS INC                     - VOID-WRONG AMOUNT
      27163           7/13/99            I1322       PITNEY BOWES CREDIT CORP                 238.95 EQUIPMENT LEASE
      27164           7/13/99            I1730       PRESTON TRUCKING                       2,338.17 COLLECTED FREIGHT
      27165           7/13/99            13894       SOUTHERN UNION GAS                        45.94 UTILITIES
      27166           7/13/99            I1132       SUTHERLAND PACKAGING INC.                     - P.O. CLEARING
      27167           7/13/99            I1403       TAYLOR PALLETS                                - P.O. CLEARING
      27168           7/13/99            I1397       UNITED PARCEL SERVICES                   498.25 COLLECTED FREIGHT
      27169           7/13/99            I1398       UNITED PARCEL SERVICES                 1,003.95 COLLECTED FREIGHT
      27170           7/13/99            11426       VGM & ASSOCIATES INC                          - VOID-WRONG AMOUNT

                              JULY CHECK REGISTER


  CHECK NUMBER       CHECK DATE      VENDOR NUMBER          VENDOR                          AMOUNT       DESCRIPTION
----------------------------------------------------------------------------------------------------------------------------------
      27171           7/13/99            I1142       WELCON                                        - P.O. CLEARING
      27172           7/13/99            I1763       WINPAK PORTION PACKAGING                      - P.O. CLEARING
      27173           7/13/99                                                                      - VOID-UNUSED
      27174           7/13/99            11917       DCLL BUYING GROUP                         49.59 BUYING GROUP FEES
      27175           7/13/99            13873       HOMECARE PROVIDERS CO-OP                  20.23 BUYING GROUP FEES
      27176           7/13/99            11491       PHARMACEUTICAL BUYERS INC                 97.90 BUYING GROUP FEES
      27177           7/13/99            11426       VGM & ASSOCIATES INC                      70.86 BUYING GROUP FEES
      27178           7/13/99            11484       SPARTA PETTY CASH                      5,062.27 PETTY CASH
      27179           7/14/99            I1449       ISOMEDIX #14                           3,558.00 RAW MATERIALS DEPOSIT
      27180           7/19/99            I1830       RAMIREZ, GLORIA                          619.34 PETTY CASH
      27181           7/20/99            I1132       SUTHERLAND PACKAGING INC.              2,900.00 RAW MATERIALS DEPOSIT
      27182           7/21/99            I1038       CAPITAL VIAL                          10,108.63 RAW MATERIALS DEPOSIT
      27183           7/22/99            I1813       SPECIALITY HEALTHCARE                  8,462.96 RAW MATERIALS DEPOSIT
      27184           7/22/99            I1398       UNITED PARCEL SERVICES                 2,541.29 COLLECTED FREIGHT
      27185           7/23/99            12291       ADAM SALES                             1,496.01 I-REP COMMISSIONS
      27186           7/23/99            I1185       ADI MEDICAL                                   - P.O. CLEARING
      27187           7/23/99            I1009       AMERICAN FIBER & FINISHIN                     - P.O. CLEARING
      27188           7/23/99            I1016       AUTOMATIC PACKAGING SYSTE                     - P.O. CLEARING
      27189           7/23/99            I1017       AVIONICS PLASTICS CORP.                       - P.O. CLEARING
      27190           7/23/99            12753       BEVERIDGE MEDICAL ASSOC I                 53.32 I-REP COMMISSIONS
      27191           7/23/99            12603       BRAD JONES & ASSOCIATES                  579.84 I-REP COMMISSIONS
      27192           7/23/99            13048       BROOKFIELD MEDICAL SYSTEM                 56.07 I-REP COMMISSIONS
      27193           7/23/99            13921       CBD WEEKLY RELEASE                       397.00 MISCELLANEOUS EXPENSE
      27194           7/23/99            I1376       CONSOLIDATED FREIGHTWAYS                 566.87 FREIGHT IN
      27195           7/23/99            11635       E-Z-WAY INC                              143.10 EQUIPMENT RENTAL
      27196           7/23/99            I1928       EL PASO DISPOSAL                          68.20 UTILITIES
      27197           7/23/99            I1410       GPU ENERGY                             2,899.38 UTILITIES
      27198           7/23/99            12604       KARE MEDICAL SYSTEMS                     495.29 I-REP COMMISSIONS
      27199           7/23/99            I1227       KENT LATEX                                    - P.O. CLEARING
      27200           7/23/99            13922       L.C. FINANCIAL                           205.09 COLLECTION EXPENSE
      27201           7/23/99            13049       MCCALL MEDICAL                           398.54 I-REP COMMISSIONS
      27202           7/23/99            12602       MEDICAL SURGICAL CONCEPTS                581.26 I-REP COMMISSIONS
      27203           7/23/99            I1416       OLSTEN STAFFING SERVICES                 480.00 TEMPORARY HELP WAGES
      27204           7/23/99            I1730       PRESTON TRUCKING                       2,872.44 COLLECTED FREIGHT
      27205           7/23/99            I1188       QOSINA CORP                                   - P.O. CLEARING
      27206           7/23/99            11715       QUALITY GRAPHICS                              - P.O. CLEARING
      27207           7/23/99            I1721       REXAM MEDICAL PACKAGING                       - P.O. CLEARING
      27208           7/23/99            I1409       SPRINT                                   361.67 TELEPHONE
      27209           7/23/99            12292       SUNMED INC                               595.56 I-REP COMMISSIONS
      27210           7/23/99            12601       TRI STAR MEDICAL SALES                   737.61 I-REP COMMISSIONS
      27211           7/23/99            I1397       UNITED PARCEL SERVICES                 1,307.56 COLLECTED FREIGHT
      27212           7/23/99            13047       URBANKSY AND ASSOCIATES                  690.39 I-REP COMMISSIONS
      27213           7/23/99            I1158       US FILTER CORPORATION                  1,041.00 OPERATING SUPPLIES
      27214           7/23/99            I1264       YELLOW FREIGHT SYSTEMS                   465.51 FREIGHT IN
      27215           7/23/99            I1016       AUTOMATIC PACKAGING SYSTE              1,538.50 RAW MATERIALS DEPOSIT
      27216           7/23/99            I1682       HEALTH SCIENCE LABS                    2,750.00 RAW MATERIALS DEPOSIT
      27217           7/23/99            I1658       ISOMEDIX OPERATIONS                    4,382.10 RAW MATERIALS DEPOSIT
      27218           7/23/99            I1089       MERCURY PLASTICS                       2,500.00 RAW MATERIALS DEPOSIT
      27219           7/23/99            I1449       ISOMEDIX #14                           5,337.00 RAW MATERIALS DEPOSIT
      27220           7/23/99            13916       ATTN:  PETE HERBRAND (MEDLINE)         7,200.00 RAW MATERIALS DEPOSIT
      27221           7/23/99            I1132       SUTHERLAND PACKAGING INC.              3,329.64 RAW MATERIALS DEPOSIT
      27222           7/28/99                                                                      - VOID-UNUSED
      27223           7/23/99            I1505       TEKNOR APEX                           18,720.00 RAW MATERIALS DEPOSIT
      27224           7/26/99            I1859       OLD DOMINION FREIGHT LINE              3,000.00 FREIGHT DEPOSIT
      27225           7/28/99            I1008       AGOGGLE INC.                                  - P.O. CLEARING
      27226           7/28/99            I1016       AUTOMATIC PACKAGING SYSTE                     - P.O. CLEARING
      27227           7/28/99            I1038       CAPITAL VIAL                                  - P.O. CLEARING
      27228           7/28/99            I1376       CONSOLIDATED FREIGHTWAYS                 139.04 FREIGHT IN
      27229           7/28/99            I1150       CYCLES                                        - P.O. CLEARING
      27230           7/28/99            I1390       DONOVAN INDUSTRIES, INC.                      - P.O. CLEARING
      27231           7/28/99            I1053       HALKEY ROBERTS                                - P.O. CLEARING
      27232           7/28/99            I1658       ISOMEDIX                                      - P.O. CLEARING
      27233           7/28/99            I1548       LONDON INTERNATIONAL (ALA                     - P.O. CLEARING
      27234           7/28/99            13844       MEDTRADE '99                           5,400.00 PREPAID BOOTH RENTAL
      27235           7/28/99            I1089       MERCURY PLASTICS                              - P.O. CLEARING

                              JULY CHECK REGISTER


  CHECK NUMBER       CHECK DATE      VENDOR NUMBER          VENDOR                     AMOUNT       DESCRIPTION
----------------------------------------------------------------------------------------------------------------------------------
      27236           7/28/99            11709       MULTI SERVICE COMPANY             1,200.18 RAW MATERIALS
      27237           7/28/99            I1859       OLD DOMINION FREIGHT LINE         3,614.96 FREIGHT IN
      27238           7/28/99            I1416       OLSTEN STAFFING SERVICES            987.00 TEMPORARY HELP WAGES
      27239           7/28/99            I1651       OVERNITE TRANSPORTATION             493.83 COLLECTED FREIGHT
      27240           7/28/99           I18355       PITNEY BOWES CREDIT CORP            408.10 REPAIRS & MAINTENANCE
      27241           7/28/99            I1730       PRESTON TRUCKING                  3,127.77 COLLECTED FREIGHT
      27242           7/28/99            I1132       SUTHERLAND PACKAGING INC.                - P.O. CLEARING
      27243           7/28/99            I1397       UNITED PARCEL SERVICES              330.22 COLLECTED FREIGHT
      27244           7/28/99            I1398       UNITED PARCEL SERVICES              967.49 COLLECTED FREIGHT
      27245           7/28/99            I1763       WINPAK PORTION PACKAGING                 - P.O. CLEARING
      27246           7/28/99            I1264       YELLOW FREIGHT SYSTEMS            1,148.71 FREIGHT IN
      27247           7/28/99            11715       QUALITY GRAPHICS                     13.05 RAW MATERIALS DEPOSIT
      27248           7/28/99            I1150       CYCLES                           12,500.00 RAW MATERIALS DEPOSIT
      27249           7/28/99            I1106       PLASTRON-DALTON                  19,987.50 RAW MATERIALS DEPOSIT
      27250           7/28/99            I1058       HYGENIC CORP                      6,026.25 RAW MATERIALS DEPOSIT
      27251           7/28/99            I1008       AGOGGLE INC.                      1,960.00 RAW MATERIALS DEPOSIT
      27252           7/28/99            I1658       ISOMEDIX OPERATIONS               4,382.10 RAW MATERIALS DEPOSIT
      27253           7/28/99                                                                 - VOID-UNUSED
      27254           7/28/99            I1134       3 M                               1,050.00 RAW MATERIALS DEPOSIT
      27255           7/30/99            I1116       APLICARE REDI (NJ)                       - P.O. CLEARING
      27256           7/30/99            13707       NORTH AMERICAN MEDICAL                   - P.O. CLEARING
      27257           7/30/99            I1852       PDI NICE-PAK PRODUCTS INC                - P.O. CLEARING
      27280           7/28/99                                                                 - VOID-UNUSED
                                                                                    -----------
TOTAL OF CHECKS PRINTED                                                             $228,682.59
                                                                                    ===========